Nuveen Exchange-Traded Funds

Providing tax-free income to help you live your dreams.

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.

ANNUAL REPORT/OCTOBER 31, 1995
Photographic image of man seated at breakfast table with wife standing behind him.
Photographic image of Nuveen Research Department. Four people around a table working.

Research: a foundation
Your financial plan is in place. You and your adviser have made asset allocation decisions. For the tax-free portion of your portfolio, you want dependable income, safety of principal, and diversification. Solid, reliable Nuveen research helps to keep your tax-free investments on the path you have chosen.

Paul Williams, Vice President and Manager of Investment Strategies and Research, emphasizes fundamental research as a strategy for finding value.

The strength of Nuveen's Research Department is illustrated by the numerous awards and press coverage we receive. Annual industry polls consistently recognize the quality and depth of Nuveen Research.
Photographic image of a grouping of awards/statuettes.
At Nuveen, we believe that attention to detail combined with years of experience is the foundation for sound research. Sound research means finding quality bonds that deliver timely and dependable income over many decades. Beyond this, it means adding value by identifying bonds whose credit strengths are not yet understood by the market.

USING RESEARCH TO TRACK QUALITY AND VALUE
With tens of thousands of bonds available for investment today, the municipal market is one of the nation's largest--and most complex--securities markets. At the same time, the number of analysts devoted to researching the municipal market is comparatively small. While more than 12,000 analysts at nearly 2,000 firms and investment organizations research the 7,500 common stocks available in the equity market, approximately 1,000 analysts at 400 firms and rating agencies cover 60,000 municipal bond issues.
  Selecting those bonds that will outperform the market and help you achieve your investment goals depends upon an ability to analyze and understand complexities ranging from the demand for a new highway or airport to the impact of an industry closure on the financial position of a town's water and sewer system.
  At Nuveen, we can provide this depth because we have the largest research staff in the investment banking industry devoted exclusively to the analysis of municipal bonds. Our award-winning team of more than 30 research professionals provides invaluable support to our portfolio managers, assisting them in careful analysis of bond issues considered for purchase--even those rated AAA.
  On a daily basis, our research analysts prepare credit reviews to assist in the selection of bonds that offer the best combination of yield and security, monitor the continued creditworthiness of portfolio holdings, and analyze economic, political, and demographic trends affecting the markets.
  The scope of this analysis is broad. We understand the beneficial insights that can be obtained by assessing the impact of local elections in small towns or gaining an understanding of the global wood pulp market to accurately evaluate a municipal issue in Alaska. Recently a financial adviser noticed a large number of clippings on salmon fishing on one Nuveen analyst's desk. The analyst explained that the articles provided information on salmon spawning, a conservation issue having a major impact on public hydroelectric projects in the Pacific Northwest. With the largest research staff in the industry, we can analyze subtle but essential details such as this--and apply our findings to enhance the performance of your portfolio.

BENEFITING OUR INVESTORS
The Nuveen Research Department supports the investment goals of fund investors through three major activities:

Primary research and surveillance
Every year, our research staff reviews thousands of tax-exempt issues valued at more than $100 billion to help our portfolio managers select the most appropriate bonds based on current yield, price, credit quality, and future prospects.
  A recent example of the way Nuveen Research benefits our shareholders was our successful investment in Philadelphia water and sewer bonds. When the city decided to issue bonds to fund badly needed capital improvements, the city's fiscal difficulties resulted in an issue that was priced below that of other cities for similar bonds, generating higher income. However, Nuveen's own research performed independently from the rating agencies indicated that the city water and sewer system was economically sound and that adequate legal safeguards would be in place to protect the investment. Following the completion of the improvements, the prices of these bonds resulted in a sizable portfolio gain to our shareholders.

Research reports
Just as you rely on your financial adviser for seasoned, prudent advice, financial advisers depend on Nuveen's research reports to keep current on market developments. Reports cover issues ranging from credit analysis of specific states to comprehensive examinations of tax-free investment strategies and the impact of national and state elections on municipal issues. (For a list of research reports currently available to you and your adviser, please refer to the attached reply card.)

Investor interests
We take our responsibility to our shareholders seriously by actively representing their interests before the industry and government groups that oversee and regulate the markets. We testified before a U.S. Senate subcommittee to support better disclosure of financial information by bond issuers. Our analysis of the effect of the Orange County bankruptcy on other California issuers helped a California Senate subcommittee understand the importance of fiscal conservatism and prudent policy decisions. By providing informed opinions backed by years of experience, we help to define and set policy that benefits you.
  At Nuveen, quality research is one of the core elements of our disciplined approach to providing you with dependable income, credit quality, and diversification--key elements of a successful investment program.

Nuveen's research reports are often used by the press as background when covering the municipal market in depth.
Photographic image of a grouping of research reports and newspapers.

Photographic image of man seated at breakfast table with wife standing behind him.
CONTENTS

6    Municipal market perspective
7    Dear shareholder
9    Answering your questions
14   Fund performance
16   Commonly used terms
18   Shareholder meeting report
19   Portfolio of investments
42   Statement of net assets
43   Statement of operations
44   Statement of changes in net assets
46   Notes to financial statements
58   Financial highlights
60   Report of independent auditors
61   Nuveen Exchange-Traded Funds dividend reinvestment program

Municipal market perspective
The start of 1995 brought with it a turnaround in the bond market, concluding one of the worst periods in recent bond market history. This rebound reflects a general consensus that inflation is under control following an unprecedented series of seven interest rate hikes by the Federal Reserve Board over a twelve-month period.

In early July, the Federal Reserve reacted to the slowing economy by making a much-anticipated move to ease short-term rates, the first such reduction in nearly three years. Further rate cuts remain a possibility, as the Fed keeps a close eye on the strength of the expanding economy and the outcome of Congressional efforts to balance the federal budget.

In the municipal bond market, prospects of another Fed easing helped municipals gain momentum toward year end, despite an exceptionally strong stock market and continued debate about potential tax reform legislation. Inflation for the year remained low, a benefit to bondholders.

Dear shareholder
Photographic image of Richard Franke, Chairman of Nuveen.
"Over time, municipal bonds have proven to be a valuable and dependable component of successful investment programs."
Since the beginning of 1995, we have enjoyed a welcome rebound in the bond markets, as we put behind us 1994--a very volatile period in bond market history. This period serves as a reminder that weathering the ups and downs of the markets is a normal part of the investment process. We can gain a better perspective on this process if we remember one of the basic principles of investing: A financial plan that focuses on your long-term goals can minimize the impact of any short-term market volatility.
  Municipal bond funds continue to be an attractive way to invest for the long term, offering steady tax-free income and diversification across market sectors. Throughout the past year, we have kept our sights focused on successfully meeting these objectives, providing you with a solid source of current income, credit quality, and enhanced share price relative to the market as a whole.
  As of October 31, 1995, current yields on share prices for the funds covered in this report ranged from 6.73% to 7.10%. To match these yields, an investor in the 36% federal income tax bracket would have had to earn at least 10.52% on taxable alternatives of comparable quality. Without question, taxable yields at these levels on investments of comparable quality are difficult to achieve in today's markets.
  Reflecting the rebound in the bond market, each of these funds reported gains in net asset value over October 31, 1994, as well as substantial increases in share price. The 12-month total returns on net asset value, reflecting share price gains plus reinvested dividend income, ranged from 14.84% to 22.41%, which translates to 19.19% to 26.44% on a taxable-equivalent basis. These performance results remind us of the important role that municipal bonds--and the tax-free income they provide--can play as part of an investment strategy focused on diversification and long-term performance.
  The value and dependability of your municipal bond investments are enhanced by the fact that you have chosen tax-free exchange-traded funds managed by Nuveen. We offer a combination of professional management, award-winning research, and shareholder service that distinguishes Nuveen as a fund manager.

  Our portfolio management strategy, which we call value investing, relies on a disciplined approach to security selection and portfolio construction designed to deliver above-market performance by emphasizing securities that are underpriced or undervalued by the market. This approach is supported by the strength of Nuveen Research, which provides the insights and experience to assist portfolio managers in identifying and selecting bonds with strong credit quality. Our research professionals continually monitor our holdings in order to alert portfolio managers about changes that may affect quality.
  Nuveen also prides itself on its exceptional service to shareholders. Through annual and semiannual reports, regular statements, as well as our toll-free information lines, our communication programs help us stay in touch with your needs and concerns. We also provide support to financial advisers across the nation by supplying them with the information they need to answer your questions and ensure that products are selected to meet your needs. Our educational reports--covering issues such as credit analyses, tax-free investment strategies, and tax reform proposals--are available to both you and your adviser to keep you current on market developments.
  As you review the following pages detailing the solid performance of your funds, we trust you will come away with the feeling that these results, coupled with Nuveen's continued pledge of premium service, add up to a rewarding investment experience. We look forward to serving your tax-free investment needs in the future.

Sincerely,



Richard J. Franke
Chairman of the Board
December 15, 1995

Answering your questions
Photographic image of montage of letters received by Nuveen.
Tom Spalding, head of Nuveen's portfolio management team, offers insights into value investing and the bond market recovery.

How has the recovery of the municipal bond market affected Nuveen funds?
In short, the market recovery has helped most Nuveen funds regain some of the share price they lost during 1994's market. To put this in perspective, the setback in the bond market last year--which goes on record as one of the most volatile periods in decades--was the first downturn experienced by many Nuveen exchange-traded fund investors, and some reacted by selling their shares. This, in turn, drove share prices down even further. Since the beginning of the recovery in early 1995, however, municipal bond prices have increased and most Nuveen funds have seen their prices rise.
  Because of their capital structure, leveraged funds such as the ones covered in this report experienced greater price declines in 1994 than unleveraged funds, and they generally responded more quickly to the stabilizing interest rate environment with recovering prices.

Photographic image of Tom Spalding, Portfolio Manager at Nuveen.
Tom Spalding, head of Nuveen's portfolio management team, answers investors' questions on developments in the municipal market.

Why do these funds continue to trade at a discount despite the recovery?
To understand why this is happening, it may be helpful to remember that each share has two prices: the net asset value (NAV), which represents the underlying value--or the sum of assets and liabilities--of the fund, and the share price, which reflects the market's assessment of the fund.
  As the market turned around in 1995, net asset values appreciated more quickly than share prices. This is typical of a market that sometimes takes a while to recognize underlying value balanced against the various factors that affect share price, such as interest rates, inflation forecasts, the relative strength of the stock market, or the legislative and tax outlook. The fact that gains in NAVs are currently outpacing the rate of change in share prices means that the market is lagging in recognizing the value currently offered by municipal bonds.
  Investors in the Nuveen national funds should be aware that the net asset values for these funds, as shown in this report, remain quite strong. For long-term investors, in fact, the current period may present a buying opportunity, as shares can be purchased at prices lower than their underlying value--and at a time when the bond market is strong.

What does Nuveen mean by "value investing"? Where are Nuveen analysts finding value today?
At Nuveen, we define value investing as a disciplined approach to security selection and portfolio construction designed to deliver above-market performance. We emphasize securities that offer good intrinsic value but that are underpriced or undervalued by the market. Our value investing approach concentrates on identifying individual bonds with current yields, prices, credit quality, and future prospects that are exceptionally attractive in relation to other bonds in the market.
  As we search for value in the market today, our analysts continue to assess investment potential across the entire spectrum of geographical and sector opportunities. During 1995, we have seen many credit upgrades on portfolio holdings, meaning that our judgments about credit quality have been rewarded. We currently favor revenue bonds, which offer a dedicated revenue stream--such as tollways or recycling plants, over general obligation bonds, which rely on the taxing power of a state or municipality. One example of revenue bonds that have performed exceptionally well for us recently are those issued for the Denver International Airport.

What does Nuveen see as the impact of the flat tax proposals?
We have been closely monitoring the various flat tax proposals currently being debated in Congress and their implications for tax-free funds. Four major tax reform proposals are currently under discussion, all with the common goal of simplifying the federal tax code and increasing incentives for saving and investment. It is important to note that none of the proposals has gained a strong consensus and implementation of any measure that manages to pass both houses is at least two years away. We believe that some action on the tax reform front is likely, as the federal tax laws are constantly being reevaluated and revised, although changes of the magnitude outlined in current proposals are rare.
  As we look at the bond market today, we can see some evidence that the market is already compensating investors for the uncertainty of tax reform. Yields on municipal bonds are currently at a level equal to 90% or more of Treasury bond yields, a historically high level. These yields are comparable to taxable yields in the 10% range, providing good value that is tough to match.
  Once the tax issue is resolved, we're confident that municipal bonds--because of their high credit quality and attractive yields--will continue to hold a strategic place in the prudent investor's portfolio. The importance of municipal bonds is enhanced by the integral role they play in maintaining our way of life in this country. Our cities, counties, and states will always have a need for financing to build and upgrade projects such as roads, hospitals, and water treatment systems. And municipal bonds will continue to be an essential way to match America's long-term needs for capital improvements with investors' long-term needs for secure income.

What is Nuveen's outlook as we head into 1996?
Inflation remains low and the economy seems to be expanding at a reasonable pace; and, while both of these factors can change and have an impact on the bond market, the current environment is favorable for bonds. While municipal supply is down from past years, demand from institutional investors such as insurance companies has been strong in 1995, contributing to the rebound in municipal prices. If we experience continued slow and steady economic growth, combined with low inflation and stable interest rates, that may attract greater numbers of individual investors as well.

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NPI
While the dividend income remained attractive compared with other funds, the dividend was reduced during the 12 months as older, higher coupon bonds were called and replaced with today's lower-yielding bonds.
12 MONTH DIVIDEND HISTORY
Date      Monthly Dividends   Supplemental Dividends      Capital Gains
11/94     $0.0910
12/94     $0.0910
1/95      $0.0910
2/95      $0.0880
3/95      $0.0880
4/95      $0.0880
5/95      $0.0880
6/95      $0.0880
7/95      $0.0880
8/95      $0.0850
9/95      $0.0850
10/95     $0.0850
FUND HIGHLIGHTS 10/31/95
Yield                                                     7.10%
Taxable-equivalent yield                                 11.09%
Annual total return on NAV                               14.84%
Taxable-equivalent total return                          19.19%
Federal tax rate                                         36.00%
Share price                                             $14.375
NAV                                                     $15.11
The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NPM
In keeping with the Fund's objective of providing attractive tax-free income, shareholders enjoyed 12 months of stable dividends.
12 MONTH DIVIDEND HISTORY
Date      Monthly Dividends   Supplemental Dividends      Capital Gains
11/94     $0.0765
12/94     $0.0765
1/95      $0.0765
2/95      $0.0765
3/95      $0.0765
4/95      $0.0765
5/95      $0.0765
6/95      $0.0765
7/95      $0.0765
8/95      $0.0765
9/95      $0.0765
10/95     $0.0765
FUND HIGHLIGHTS 10/31/95
Yield                                                     6.99%
Taxable-equivalent yield                                 10.92%
Annual total return on NAV                               22.06%
Taxable-equivalent total return                          26.15%
Federal tax rate                                         36.00%
Share price                                             $13.125
NAV                                                     $14.89
The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.
NPT
While the dividend income remained attractive compared with other funds, the dividend was reduced during the 12 months to more closely reflect the earnings of the bonds in the portfolio.
12 MONTH DIVIDEND HISTORY
Date      Monthly Dividends   Supplemental Dividends      Capital Gains
11/94     $0.0720
12/94     $0.0720
1/95      $0.0720
2/95      $0.0720
3/95      $0.0720
4/95      $0.0720
5/95      $0.0680
6/95      $0.0680
7/95      $0.0680
8/95      $0.0680
9/95      $0.0680
10/95     $0.0680
FUND HIGHLIGHTS 10/31/95
Yield                                                     6.73%
Taxable-equivalent yield                                 10.52%
Annual total return on NAV                               22.41%
Taxable-equivalent total return                          26.44%
Federal tax rate                                         36.00%
Share price                                             $12.125
NAV                                                     $13.87
The price, net asset value and dividend history used in this chart constitute past performance and do not necessarily predict the future price, net asset value or dividends of the Fund or of any other Nuveen Fund.

Commonly used terms
Yield
An exchange-traded fund's annualized monthly dividend on a given date (in the case of this report, October 31, 1995) divided by its closing price per share on that date.

Taxable equivalent yield
The return an investor subject to a given federal income tax rate would need to obtain from a fully taxable investment to equal the fund's stated annualized yield on share price. In this report, the tax rate is assumed to be 36.0% for shareholders, based on incomes of $117,950-$256,500 for investors filing singly, $143,600-$256,500 for those filing jointly.

Net Asset Value (NAV)
The market value of all securities and other assets held by an exchange-traded fund, minus any liabilities. The NAV per share is the fund's net assets, less the value of its preferred shares, divided by the total number of common shares outstanding.

Total return on NAV
The percentage change in a fund's NAV per common share for a given period, assuming reinvestment of all dividends and capital gains distributions, if any.

Taxable equivalent total return
The total return an investor subject to a given state and federal income tax rate would need to obtain from a fully taxable investment to equal the Fund's stated total return on NAV.

Leverage
A technique used to enhance the income produced for common shareholders by a long-term municipal bond fund through the issuance of short-term preferred shares. The proceeds from the sale of the preferred shares can be used to purchase additional long-term bonds, thus increasing the portfolio's income stream. Changes in net asset value per share, both up and down, are also magnified by leverage.

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1995. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SHAREHOLDER MEETING REPORT
On July 26, 1995, Nuveen Exchange-Traded Funds held an Annual Meeting of
Shareholders. At the meeting, shareholders voted to elect directors of the
Funds and to ratify selection of the auditors for the Funds. The directors elected at the meeting include: Lawrence H. Brown, Richard J. Franke, Royce A.
Hoyle, Anne E. Impellizzeri, and Peter R. Sawers.
                                                                          NPI            NPM            NPT
Approval of the DIRECTORS
was reached as follows:
Lawrence H. Brown
   For                                                                55,889,093     37,406,627     36,366,828
   Abstain                                                               783,434        536,251        520,261
                                                                      ----------     ----------     ----------
     Total                                                            56,672,527     37,942,878     36,887,089
                                                                      ==========     ==========     ==========
Richard J. Franke
   For                                                                55,900,561     37,407,091     36,380,954
   Abstain                                                               771,966        535,787        506,135
                                                                      ----------     ----------     ----------
     Total                                                            56,672,527     37,942,878     36,887,089
                                                                      ==========     ==========     ==========
Royce A. Hoyle
   For                                                                55,871,467            N/A            N/A
   Abstain                                                               801,060            N/A            N/A
                                                                      ----------     ----------     ----------
     Total                                                            56,672,527            N/A            N/A
                                                                      ==========     ==========     ==========
Anne E. Impellizzeri
   For                                                                55,838,358     37,407,623     36,355,598
   Abstain                                                               834,169        535,255        531,491
                                                                      ----------     ----------     ----------
     Total                                                            56,672,527     37,942,878     36,887,089
                                                                      ==========     ==========     ==========
Peter R. Sawers
   For                                                                55,890,420     37,405,871     36,366,904
   Abstain                                                               782,107        537,007        520,185
                                                                      ----------     ----------     ----------
     Total                                                            56,672,527     37,942,878     36,887,089
                                                                      ==========     ==========     ==========
Ratification of auditors
was reached as follows:
   For                                                                55,564,248     37,221,024     36,305,746
   Against                                                               247,622        222,416        139,481
   Abstain                                                               860,657        499,438        441,862
                                                                      ----------     ----------     ----------
     Total                                                            56,672,527     37,942,878     36,887,089
                                                                      ==========     ==========     ==========

PORTFOLIO OF INVESTMENTS
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    ALASKA - 0.8%
 $    2,070,000     Alaska Housing Finance Corporation, Collateralized
                         Home Mortgage, 8.750%, 12/01/16                                 6/98 at 102            Aaa $    2,194,759
      1,950,000     Alaska Housing Finance Corporation, Insured Mortgage
                         Program, 7.800%, 12/01/30                                      12/00 at 102             Aa      2,062,496
      6,000,000     North Slope Borough General Obligation,
                         8.350%, 6/30/98                                                No Opt. Call             A-      6,525,000
                    ARIZONA - 0.6%
      3,645,000     Phoenix Industrial Development Authority, Home
                         Purchase Mortgage (GNMA), Alternative Minimum
                         Tax, 8.200%, 4/01/22                                           10/98 at 102            AAA      3,910,648
      4,260,000     Pima Industrial Development Authority, Single Family
                         Mortgage (GNMA), Alternative Minimum Tax,
                         8.125%, 9/01/20                                                 3/99 at 102            AAA      4,535,366
                    CALIFORNIA - 12.3%
     13,000,000     California General Obligation, 5.150%, 10/01/19                     10/03 at 102             A1     11,765,780
     17,000,000     California Health Facilities Financing Authority (Kaiser
                         Permanente), 5.550%, 8/15/25                                    2/02 at 101            Aa3     15,842,300
     13,425,000     California Public Works Board (Regents of the University
                         of California), 5.500%, 6/01/21                                 6/03 at 102        Con(A1)     12,461,219
     11,395,000     California Public Works Board (California State Prison-
                         Madera County), 5.500%, 6/01/15                                No Opt. Call              A     10,913,789
     14,900,000     Los Angeles Convention and Exhibition Center Authority,
                         5.375%, 8/15/18                                                 8/03 at 102            Aaa     14,257,661
     12,250,000     Los Angeles County Transportation Commission, Sales
                         Tax, 5.750%, 7/01/18                                            7/01 at 100            AA-     11,850,038
      1,285,000     Martinez Home Mortgage, 10.750%, 2/01/16                            No Opt. Call            Aaa      2,036,879
      4,125,000     Moorpark Redevelopment Agency, Tax Allocation,
                         6.125%, 10/01/18                                               10/03 at 102             A-      4,054,958
     20,000,000     Pomona Single Family Mortgage (GNMA and FNMA),
                         7.600%, 5/01/23                                                No Opt. Call            Aaa     24,598,200
      1,360,000     Rancho Cucamonga Redevelopment Agency, Tax
                         Allocation, 7.125%, 9/01/19 (Pre-refunded to 9/01/99)           9/99 at 102            Aaa      1,525,158
      5,955,000     Redlands (Loma Linda University Medical Center),
                         5.000%, 12/01/22                                               12/03 at 102            Aaa      5,326,569
      5,000,000     Sacramento Municipal Utility District, 5.250%, 11/15/20             11/03 at 102            Aaa      4,692,300
                    San Bernardino Joint Powers Finance Authority,
                         Tax Allocation:
      5,675,000          5.750%, 10/01/15                                               10/05 at 102            Aaa      5,592,032
     12,500,000          5.750%, 10/01/25                                               10/05 at 102            Aaa     12,109,375
      3,000,000     San Francisco City and County Redevelopment Agency,
                         GNMA (South Beach Marina), 5.700%, 3/01/29                      3/04 at 102            Aaa      2,837,670
                    University of California:
      6,455,000          5.000%, 9/01/11                                                 9/03 at 102            Aaa      6,099,910
     17,540,000          4.750%, 9/01/21                                                 9/03 at 102            Aaa     15,098,783
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    COLORADO - 2.9%
                    City and County of Denver Airport System, Alternative
                         Minimum Tax:
 $    9,325,000          7.750%, 11/15/13                                               No Opt. Call            Baa $   10,965,361
      8,250,000          7.750%, 11/15/21                                               11/01 at 102            Baa      9,089,768
      8,700,000          6.750%, 11/15/22                                               11/02 at 102            Baa      8,790,393
      3,500,000          7.250%, 11/15/23                                               11/02 at 102            Baa      3,720,185
      4,250,000     Colorado Local Single Family Mortgage (GNMA),
                         Alternative Minimum Tax, 8.125%, 12/01/20                      12/98 at 102            AAA      4,556,383
      1,358,502     El Paso County, Single Family Mortgage (FNMA),
                         8.750%, 6/01/11                                                No Opt. Call            Aaa      1,500,940
                    DISTRICT OF COLUMBIA - 2.1%
     11,280,000     District of Columbia Hospital (Daughters of Charity),
                         7.875%, 12/01/15                                               12/98 at 102             Aa     12,460,790
     14,800,000     District of Columbia Housing Finance Agency, Single
                         Family Mortgage (GNMA), Alternative Minimum
                         Tax, 6.375%, 6/01/26                                           12/04 at 103            AAA     14,991,808
                    FLORIDA - 4.0%
     11,990,000     Florida Housing Finance Agency, Home Mortgage
                         (GNMA), Alternative Minimum Tax, 8.300%, 6/01/20               12/98 at 103            Aaa     12,850,642
                    Greater Orlando Aviation Authority, Alternative
                         Minimum Tax:
      1,470,000          8.375%, 10/01/16 (Pre-refunded to 10/01/98)                    10/98 at 102             A1      1,661,526
     13,530,000          8.375%, 10/01/16                                               10/98 at 102             A1     15,127,622
                    Pensacola Health Facilities Authority (Daughters of
                         Charity):
     11,655,000          7.875%, 1/01/08 (Pre-refunded to 1/01/98)                   1/98 at 101 1/2            Aaa     12,768,519
      9,435,000          7.875%, 1/01/11 (Pre-refunded to 1/01/98)                   1/98 at 101 1/2            Aaa     10,336,420
                    GEORGIA - 6.1%
                    Georgia Municipal Electric Authority:
      7,700,000          8.375%, 1/01/16                                                 1/98 at 102              A      8,437,583
      5,850,000          8.125%, 1/01/17                                                 1/98 at 102              A      6,394,577
      2,820,000     Atlanta Urban Residential Finance Authority, Single
                         Family (GNMA), Alternative Minimum Tax,
                         8.250%, 10/01/21                                               10/98 at 103            AAA      2,975,890
     40,000,000     Burke County Development Authority, Pollution Control
                         (Georgia Power Company), 5.750%, 9/01/23                        9/98 at 102             A1     38,494,400
     23,420,000     Monroe County Development Authority, Pollution
                         Control (Georgia Power Company), 6.750%, 10/01/24              10/99 at 102             A1     24,200,120
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    ILLINOIS - 5.4%
 $    8,230,000     Illinois Development Finance Authority, Pollution
                         Control (Illinois Power Company), 5.700%, 2/01/24               2/04 at 102            Aaa $    7,987,627
      8,500,000     Illinois Educational Facilities Authority (The University
                         of Chicago), 5.600%, 7/01/24                                    7/03 at 102            Aaa      8,154,305
      5,000,000     Illinois Health Facilities Authority (Highland Park
                         Hospital), 6.200%, 10/01/22                                    10/02 at 102            Aaa      5,100,800
     13,905,000     Illinois Health Facilities Authority (Evangelical Hospitals
                         Corporation), 8.100%, 1/01/08 (Pre-refunded to 1/01/99)         1/99 at 102            Aaa     15,179,393
      7,305,000     Illinois Housing Development Authority, Alternative
                         Minimum Tax, 8.100%, 2/01/22                                    8/98 at 102             Aa      7,744,834
      9,255,000     Illinois Housing Development Authority,
                         8.100%, 8/01/17                                                 8/98 at 103             Aa      9,956,251
      5,900,000     Chicago O'Hare International Airport, 5.000%, 1/01/18                1/04 at 102            Aaa      5,338,733
      5,710,000     Regional Transportation Authority, 9.000%, 6/01/06                  No Opt. Call            Aaa      7,560,668
      3,470,000     Schaumburg Park District General Obligation,
                         5.450%, 12/01/11                                               12/03 at 100            Aaa      3,420,518
                    INDIANA - 3.6%
     30,000,000     Indianapolis Redevelopment District, Local Improvement
                         Bond Bank, 8.500%, 2/01/18 (Pre-refunded to 2/01/98)            2/98 at 102             A+     33,357,600
      8,000,000     Steuben County Middle School Building Corporation,
                         6.375%, 7/15/16                                                 7/05 at 102            Aaa      8,389,520
      5,300,000     Whitley County Middle School Building Corporation,
                         6.250%, 7/15/15                                                 1/04 at 102            Aaa      5,483,274
                    IOWA - 0.6%
      5,885,000     Iowa Finance Authority (Urbandale Hotel Corporation),
                         Alternative Minimum Tax, 8.500%, 8/01/16
                         (Pre-refunded to 7/15/14)                                       7/14 at 100            AAA      7,787,209
                    KANSAS - 0.9%
     11,130,000     Sedgwick County and Shawnee County Mortgage
                         (GNMA), Alternative Minimum Tax, 8.250%, 11/01/20              11/98 at 103            AAA     12,017,618
                    LOUISIANA - 0.9%
      7,660,000     Louisiana Public Facilities Authority Extended Care
                         (Comm-Care Corporation), 11.000%, 2/01/14                      No Opt. Call            BBB     10,206,490
      1,795,000     East Baton Rouge Mortgage Finance Authority (GNMA
                         and FNMA), 5.300%, 10/01/14                                    10/03 at 102            Aaa      1,629,411
                    MASSACHUSETTS - 0.3%
      3,000,000     Massachusetts Industrial Finance Agency, Resource
                         Recovery (SEMASS Project), Alternative Minimum Tax,
                         9.250%, 7/01/15                                                 7/01 at 103            N/R      3,304,860
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    MICHIGAN - 1.7%
 $    6,695,000     Michigan Building Authority (University of Michigan
                         Adult General Hospital), 7.875%, 12/01/04
                         (Pre-refunded to 12/01/96)                                     12/96 at 102            AAA $    7,114,576
     11,550,000     Michigan State Hospital Finance Authority (St. John
                         Hospital), 9.200%, 12/01/10 (Pre-refunded to 12/01/95)         12/95 at 102            N/R     11,830,781
      4,000,000     Detroit City School District, General Obligation,
                         5.400%, 5/01/13                                                 5/03 at 102             AA      3,857,480
                    MINNESOTA - 3.5%
     15,130,000     Minnesota Housing Finance Agency, Alternative
                         Minimum Tax, 8.500%, 7/01/19                                    7/98 at 102             Aa     16,267,020
     15,500,000     Minneapolis/St. Paul Housing Finance Board (FNMA and
                         GNMA), Alternative Minimum Tax, 7.500%, 11/01/27               11/04 at 102            AAA     16,717,370
      2,900,000     St. Paul Housing and Redevelopment Authority, Single
                         Family Mortgage, 7.250%, 9/01/11                               No Opt. Call              A      3,145,775
      9,055,000     St. Paul Port Authority, 8.000%, 12/01/07
                         (Pre-refunded to 12/01/98)                                     12/98 at 102            AAA     10,193,666
                    MISSOURI - 1.1%
     11,120,000     St. Charles County, Francis Howell School District,
                         General Obligation, 7.800%, 3/01/08                            No Opt. Call            Aaa     13,848,292
                    NEVADA - 0.8%
     10,000,000     Clark County School District, General Obligation,
                         8.000%, 3/01/08 (Pre-refunded to 3/01/98)                       3/98 at 102            N/R     11,035,800
                    NEW HAMPSHIRE - 1.5%
     10,000,000     New Hampshire Business Finance Authority, Pollution
                         Control (United Illuminating Company),
                         5.875%, 10/01/33                                               10/03 at 102           Baa3      9,109,900
     11,000,000     New Hampshire Housing Finance Authority, Single
                         Family Mortgage, 6.050%, 7/01/25                                7/03 at 102             Aa     10,820,150
                    NEW MEXICO - 0.5%
      6,345,000     New Mexico Mortgage Finance Authority, Single Family
                         Mortgage, 6.900%, 7/01/24                                       7/02 at 102             Aa      6,642,961
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    NEW YORK - 6.6%
 $   12,065,000     New York State Energy Research and Development
                         Authority, Electric Facilities (Consolidated Edison
                         Company), Alternative Minimum Tax, 6.000%, 3/15/28              3/03 at 102             A1 $   11,794,503
     15,925,000     New York State Medical Care Facilities Finance Agency,
                         Hospital and Nursing Home (FHA-Insured),
                         5.500%, 2/15/22                                                 2/04 at 102            AAA     15,262,361
     18,000,000     Metropolitan Transportation Authority, 8.000%, 7/01/18
                         (Pre-refunded to 7/01/98)                                       7/98 at 102            Aaa     20,126,520
                    New York City Municipal Assistance Corporation:
     11,540,000          7.000%, 7/01/06                                                 7/97 at 102             Aa     12,305,102
      7,060,000          6.875%, 7/01/07                                                 7/97 at 102             Aa      7,528,219
      7,500,000     New York City General Obligation, 9.500%, 6/01/03                   No Opt. Call           Baa1      9,226,575
     10,730,000     New York City Municipal Water Finance Authority,
                         Water and Sewer System, 5.500%, 6/15/20                         6/02 at 100              A     10,102,617
                    NORTH CAROLINA - 4.3%
                    North Carolina Eastern Municipal Power Agency:
     13,655,000          7.750%, 1/01/15 (Pre-refunded to 1/01/96)                       1/96 at 103            Aaa     14,153,544
     16,415,000          8.000%, 1/01/21 (Pre-refunded to 1/01/98)                       1/98 at 102            Aaa     18,100,984
        395,000          7.250%, 1/01/21 (Pre-refunded to 1/01/97)                       1/97 at 102            Aaa        418,420
      2,605,000          7.250%, 1/01/21                                                 1/97 at 102              A      2,689,923
                    North Carolina Municipal Power Agency No. 1 (Catawba):
     13,000,000          8.500%, 1/01/17 (Pre-refunded to 1/01/96)                       1/96 at 102            Aaa     13,360,750
      7,555,000          7.000%, 1/01/18 (Pre-refunded to 1/01/96)                       1/96 at 101            Aaa      7,671,347
        605,000          7.000%, 1/01/18                                                 1/96 at 101              A        612,690
                    OHIO - 2.1%
      6,000,000     Ohio Air Quality Development Authority (Dayton Power
                         and Light Company), 9.500%, 12/01/15                       12/95 at 102 1/2             A3      6,177,180
      8,840,000     Ohio Housing Finance Agency, Single Family Mortgage
                         (GNMA), Alternative Minimum Tax, 8.250%, 12/15/19              12/98 at 102            AAA      9,458,358
     11,300,000     Ohio Turnpike Commission, 5.750%, 2/15/24                            2/04 at 102            AA-     11,346,782
                    OKLAHOMA - 1.7%
     14,355,000     Oklahoma Housing Finance Agency, Single Family
                         Mortgage (GNMA), Alternative Minimum Tax,
                         8.250%, 12/01/20                                               12/98 at 102            AAA     15,190,317
      6,750,000     Washington County Medical Authority (Jane Phillips
                         Episcopal Hospital), 8.500%, 11/01/10                           5/99 at 102            BBB      7,419,128
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    PENNSYLVANIA - 3.8%
 $   10,000,000     Pennsylvania Housing Finance Agency, Single Family
                         Mortgage, 5.450%, 10/01/17                                     10/03 at 102             Aa $    9,333,700
     14,500,000     Allegheny County, Greater Pittsburgh International
                         Airport, Alternative Minimum Tax, 8.250%, 1/01/16               1/98 at 102            Aaa     15,851,980
     12,875,000     Allegheny County Hospital Development Authority
                         (Presbyterian University Health System),
                         6.250%, 11/01/23                                               11/02 at 100            Aaa     13,230,479
     10,180,000     Philadelphia Water and Sewer, 7.500%, 8/01/10 (Pre-
                         refunded to 8/01/01) (DD)                                       8/01 at 102            AAA     11,908,360
                    SOUTH CAROLINA - 2.4%
      5,000,000     Oconee County Pollution Control (Duke Power Company),
                         5.800%, 4/01/14                                                 4/03 at 102            Aa2      4,982,900
     25,540,000     Piedmont Municipal Power Agency, 8.000%, 1/01/23
                         (Pre-refunded to 1/01/96)                                   1/96 at 101 1/2            Aaa     26,099,837
                    TEXAS - 9.6%
     10,305,000     Alliance Airport Authority, (American Airlines),
                         Alternative Minimum Tax, 7.500%, 12/01/29                      12/00 at 102           Baa2     10,934,532
     10,000,000     Brazos River Authority (Houston Light and Power
                         Company), 8.250%, 5/01/19                                       5/98 at 102             A3     11,001,300
      5,000,000     Brownsville Utilities System, 8.000%, 9/01/06
                         (Pre-refunded to 9/01/96)                                       9/96 at 102            N/R      5,266,750
      5,500,000     Dallas-Fort Worth International Airport (American
                         Airlines, Inc.), Alternative Minimum Tax,
                         7.500%, 11/01/25                                               11/00 at 102           Baa2      5,814,875
     40,000,000     Harris County Health Facilities Development Corporation,
                         7.375%, 12/01/25 (Mandatory put 12/01/98)                      11/95 at 101            Aa2     40,495,200
                    Harris County Toll Road, Senior Lien:
     15,000,000          5.300%, 8/15/13                                                 8/04 at 102            Aaa     14,448,450
      3,385,000          8.700%, 8/15/17 (Pre-refunded to 8/15/97)                       8/97 at 103            AAA      3,750,986
     12,700,000          8.300%, 8/15/17 (Pre-refunded to 8/15/98)                       8/98 at 103            AAA     14,418,437
     14,500,000     San Antonio Electric and Gas Systems, 8.625%, 2/01/14
                         (Pre-refunded to 2/01/96)                                   2/96 at 101 1/2            Aaa     14,887,875
      4,500,000     Tyler Health Facilities Development Corporation (East
                         Texas Hospital), 8.250%, 11/01/06 (Pre-refunded to
                         11/01/98)                                                      11/98 at 102             AA      5,085,045
                    UTAH - 3.0%
                    Intermountain Power Agency:
      7,500,000          7.875%, 7/01/14                                                 7/96 at 102             Aa      7,833,975
     20,000,000          7.200%, 7/01/19                                                 7/97 at 102             Aa     21,116,200
      3,000,000          8.625%, 7/01/21 (Pre-refunded to 7/01/97)                       7/97 at 102            Aaa      3,279,450
      6,550,000          8.625%, 7/01/21                                                 7/97 at 102             Aa      7,087,428
                    VIRGINIA - 0.8%
                    Virginia Housing Development Authority, Alternative
                         Minimum Tax:
      2,445,000          5.600%, 7/01/21                                                 1/02 at 102            AA+      2,248,715
      7,605,000          5.650%, 1/01/27                                                 1/02 at 102            AA+      6,971,732
      1,000,000          8.375%, 1/01/28                                                 1/99 at 102            AA+      1,069,670
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    WASHINGTON - 10.7%
 $    5,000,000     Washington Health Care Facilities Authority (Virginia
                         Mason Medical Center), 8.000%, 7/01/15                          7/97 at 102            Aaa $    5,381,700
                    Washington Public Power Supply System, Nuclear
                         Project No. 1:
      4,060,000          7.500%, 7/01/15 (Pre-refunded to 7/01/99)                       7/99 at 102            Aaa      4,577,325
      2,640,000          7.500%, 7/01/15                                                 7/99 at 102             Aa      2,883,355
      4,300,000          7.250%, 7/01/15 (Pre-refunded to 1/01/00)                       1/00 at 102            Aaa      4,857,925
     13,650,000          5.600%, 7/01/15                                                 7/03 at 102            Aaa     13,338,780
      4,695,000          15.000%, 7/01/17 (Pre-refunded to 7/01/96)                      7/96 at 103            Aaa      5,173,890
     10,900,000          5.700%, 7/01/17                                                 7/03 at 102            Aaa     10,666,958
                    Washington Public Power Supply System, Nuclear
                         Project No. 2:
      7,500,000          6.000%, 7/01/12                                                 7/01 at 100             Aa      7,536,750
     14,440,000          5.750%, 7/01/12                                                 7/03 at 102             Aa     13,965,646
      6,770,000          5.625%, 7/01/12                                                 7/03 at 102             Aa      6,514,568
                    Washington Public Power Supply System, Nuclear
                         Project No. 3:
     13,500,000          7.250%, 7/01/15 (Pre-refunded to 1/01/00)                       1/00 at 102            Aaa     15,251,625
     21,200,000          5.375%, 7/01/15                                                 7/03 at 102             Aa     19,691,831
     17,050,000     Seattle Metropolitan Municipality Sewer System,
                         5.500%, 1/01/33                                                 1/03 at 102            Aaa     16,384,709
      6,360,000     Snohomish County Public Utility District No. 1,
                         5.500%, 1/01/14                                                 1/03 at 100            Aaa      6,171,234
      7,000,000     Spokane Solid Waste System, Alternative Minimum Tax,
                         7.750%, 1/01/11                                                 1/99 at 102            Aaa      7,738,290
                    WEST VIRGINIA - 1.2%
     15,000,000     West Virginia Housing Development Fund,
                         7.050%, 11/01/24                                                5/02 at 102            Aa1     15,924,150
                    PUERTO RICO - 0.4%
      5,250,000     Puerto Rico Electric Power Authority, 5.500%, 7/01/25                7/05 at 100             A-      5,038,529
 $1,216,158,502     Total Investments - (cost $1,208,295,464) - 96.2%                                                1,263,977,160
 ==============
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 0.3%
 $    2,500,000     Maricopa County Pollution Control Corporation (Arizona
                         Public Service Company Palo Verde Project), Variable
                         Rate Demand Bonds, 3.850%, 5/01/29t                                                    A-1      2,500,000
      1,000,000     North Carolina Medical Care Commission Hospital Pooled
                         Financing (Duke University Hospital), Variable Rate
                         Demand Bonds, 3.950%, 10/01/20t                                                     VMIG-1      1,000,000
 $    3,500,000     Total Temporary Investments - 0.3%                                                                   3,500,000
 ==============
                    Other Assets Less Liabilities - 3.5%                                                                46,195,608
                    Net Assets - 100%                                                                               $1,313,672,768
                                                                                                                    ==============

                                                                                      NUMBER                MARKET          MARKET
                                 STANDARD & POOR'S                       MOODY'S   OF ISSUES                  VALUE        PERCENT
  SUMMARY OF                                   AAA                           Aaa          65         $  621,879,783            49%
  RATINGS**                           AA+, AA, AA-             Aa1, Aa, Aa2, Aa3          29            301,425,288            24
  PORTFOLIO OF                                  A+                            A1           8            148,862,770            12
  INVESTMENTS                                A, A-                     A, A2, A3          12             75,093,921             6
  (EXCLUDING                       BBB+, BBB, BBB-         Baa1, Baa, Baa2, Baa3          10             85,277,207             7
  TEMPORARY                              Non-rated                     Non-rated           4             31,438,191             2
  INVESTMENTS):
  TOTAL                                                                                  128         $1,263,977,160           100%

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
N/R - Investment is not rated.
Con. Rating is conditional. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings by projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
t The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
(DD) Security purchased on a delayed delivery basis (note 1).


See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    ALASKA - 0.6%
   $  3,500,000     Anchorage Parking Authority (5th Avenue Garage Project),
                         6.750%, 12/01/08                                               12/02 at 102           Baa1   $  3,675,280
      1,460,000     Valdez Home Mortgage, 7.900%, 2/01/10                                8/02 at 102             A1      1,603,036
                    ARIZONA - 7.2%
                    Mohave County Industrial Development Authority
                         (Medical Environments Inc. and Phoenix Baptist Hospital):
      5,705,000          6.250%, 7/01/03                                                No Opt. Call            Baa      6,222,272
      3,000,000          6.750%, 7/01/08 (Pre-refunded to 7/01/03)                       7/03 at 102            Baa      3,408,840
     20,090,000     Navajo County Pollution Control Corporation (Arizona
                         Public Service Company), 5.875%, 8/15/28                        8/03 at 102           Baa1     19,096,148
                    Phoenix Civic Improvement Corporation Wastewater
                         System:
      9,000,000          6.125%, 7/01/14 (Pre-refunded to 7/01/03)                       7/03 at 102            AAA     10,023,210
     14,980,000          4.750%, 7/01/23                                                 7/04 at 102             A1     12,870,367
      6,510,000     Pima County Industrial Development Authority (Tucson
                         Electric), 7.250%, 7/15/10                                      1/02 at 103            Aaa      7,290,354
      6,875,000     Salt River Project Agricultural Improvement and Power
                         District Electric System, 4.750%, 1/01/17                       1/04 at 100             Aa      6,081,213
                    CALIFORNIA - 15.0%
                    California Public Works Board (California State University):
     15,480,000          6.625%, 10/01/10                                               10/02 at 102              A     16,286,818
     10,500,000          6.700%, 10/01/17                                               10/02 at 102              A     11,064,165
      7,150,000          6.375%, 10/01/19                                               10/04 at 102              A      7,296,003
     17,500,000     California State Public Works Board (California State
                         Prison-Monterey County), 6.875%, 11/01/14                      11/04 at 102              A     18,962,300
     30,000,000     Foothill/Eastern Transportation Corridor Agency,
                         0.000%, 1/01/21                                                No Opt. Call           BBB-      5,414,700
      5,000,000     Loma Linda (Loma Linda University Medical Center),
                         6.500%, 12/01/18                                               12/03 at 102            BBB      4,871,550
     12,980,000     Los Angeles Community College District, Certificates of
                         Participation, 6.000%, 8/15/20                                  2/02 at 102            Aaa     13,096,560
      3,815,000     Los Angeles Community Redevelopment Agency
                         (Crenshaw Redevelopment Project), 7.000%, 9/01/14               9/02 at 102            Baa      3,945,092
      7,000,000     Los Angeles State Building Authority (California
                         Department of General Services), 5.625%, 5/01/11               No Opt. Call              A      6,907,530
      5,000,000     Los Angeles County Public Works Finance Authority
                         (Los Angeles County Regional Park and Open Space),
                         6.125%, 10/01/10                                               10/04 at 102             Aa      5,199,500
     10,000,000     Los Angeles County Transportation Commission,
                         6.750%, 7/01/19 (Pre-refunded to 7/01/02)                       7/02 at 102            Aaa     11,456,400
      2,035,000     Parlier Redevelopment Agency, Tax Allocation,
                         6.750%, 8/01/22                                                 8/02 at 102            BBB      2,063,429
                    San Francisco City and County Redevelopment Agency:
      2,390,000          6.750%, 7/01/15                                                 7/04 at 102            Aaa      2,587,271
      6,865,000          6.750%, 7/01/25                                                 7/04 at 102            Aaa      7,397,518
      5,605,000     San Joaquin County, Certificates of Participation,
                         6.600%, 4/01/19                                                 4/04 at 102              A      5,682,517
                    Santa Clara County, Certificates of Participation (American
                         Baptist Homes of the West):
      6,000,000          6.125%, 3/01/11                                                 3/02 at 102              A      6,089,220
      7,760,000          6.125%, 3/01/18                                                 3/02 at 102              A      7,731,133
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    COLORADO - 8.4%
   $  9,970,000     Colorado Health Facilities Authority (PSL Healthcare
                         System), 6.250%, 2/15/21                                        2/01 at 102            Aaa   $ 10,673,882
      2,920,000     Colorado Housing Finance Authority Single Family
                         Mortgage, Alternative Minimum Tax, 8.125%, 12/01/24            12/04 at 105             Aa      3,279,686
                    Colorado Housing Finance Authority:
      6,310,000          6.850%, 8/01/24                                                 8/02 at 102              A      6,535,583
      2,490,000          6.875%, 8/01/30                                                 8/02 at 102              A      2,578,096
                    City and County of Denver, Airport System, Alternative
                         Minimum Tax:
     18,245,000          6.750%, 11/15/13                                               11/02 at 102            Baa     18,546,225
     15,270,000          7.750%, 11/15/21                                               11/01 at 102            Baa     16,824,333
      7,080,000          7.250%, 11/15/23                                               11/02 at 102            Baa      7,525,403
      7,240,000          8.000%, 11/15/25                                               11/01 at 100            Baa      8,082,446
      2,510,000          7.500%, 11/15/25                                               11/97 at 102            Baa      2,621,971
                    CONNECTICUT - 0.7%
      6,300,000     Connecticut Health and Educational Facilities Authority
                         (University of Hartford), 6.750%, 7/01/12                       7/02 at 102            Baa      6,400,296
                    FLORIDA - 1.7%
      1,750,000     Alachua County Health Facilities Authority and Bradford
                         County Health Facilities Authority (Santa Fe Healthcare),
                         7.600%, 11/15/13                                               10/00 at 102           Baa1      1,881,093
     12,500,000     Tampa (The Florida Aquarium Project), 7.750%, 5/01/27                5/02 at 102            N/R     13,175,250
                    GEORGIA - 2.2%
                    Georgia Housing and Finance Authority, Single Family
                         Mortgage, Alternative Minimum Tax:
      5,720,000          6.650%, 12/01/20                                                9/04 at 102            AA+      5,856,765
      5,735,000          6.700%, 12/01/25                                                9/04 at 102            AA+      5,894,376
      7,000,000     Burke County Development Authority, Pollution Control
                         (Oglethorpe Power Corporation), 8.000%, 1/01/15                 1/03 at 103            Aaa      8,382,080
                    ILLINOIS - 11.3%
      3,000,000     Illinois Health Facilities Authority (Lutheran General
                         Health System), 6.000%, 4/01/18                                No Opt. Call             A+      2,906,490
      7,150,000     Illinois Health Facilities Authority (Illinois Masonic
                         Medical Center), 5.500%, 10/01/19                              10/03 at 102              A      6,431,354
     11,510,000     Illinois Toll Highway Authority, Toll Highway Priority,
                         6.375%, 1/01/15                                                 1/03 at 102             A1     11,797,520
     15,000,000     Central Lake County Joint Action Water Agency,
                         General Obligation, 7.350%, 2/01/19 (Pre-refunded
                         to 8/01/99)                                                     8/99 at 100            Aaa     16,611,300
                    Chicago General Obligation:
     17,000,000          6.250%, 1/01/12                                                 1/02 at 102            Aaa     17,596,530
      5,000,000          5.625%, 1/01/23                                                 1/03 at 102            Aaa      4,910,800
      8,650,000     Chicago Gas Supply (People's Gas Light and Coke
                         Company), Alternative Minimum Tax,
                         5.750%, 12/01/23                                               12/03 at 102            Aa3      8,233,849
      8,270,000     Chicago, FHA-Insured (Lakeview Towers Project),
                         6.650%, 12/01/33                                                6/02 at 102            AAA      8,553,165
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    ILLINOIS (CONTINUED)
   $ 20,900,000     Chicago Public Building Commission (Board of
                         Education), 5.750%, 12/01/18                                   12/03 at 102            Aaa   $ 20,648,991
      2,850,000     East St. Louis, FHA Insured (Dawson Manor),
                         6.500%, 7/01/24                                                 7/03 at 102            Aaa      2,955,194
      1,970,000     Wheeling Single Family Mortgage, 6.850%, 11/01/09                   11/02 at 102            Aaa      2,147,339
                    INDIANA - 6.1%
      5,200,000     Indiana Bond Bank, 6.250%, 2/01/09                                   2/03 at 102              A      5,558,956
      2,875,000     Indiana Bond Bank State Revolving Fund,
                         6.750%, 2/01/17                                                 2/05 at 102              A      3,124,090
      5,250,000     Indiana Transportation Finance Authority (Aviation
                         Technology Center), 6.500%, 3/01/18                             3/03 at 102              A      5,425,508
      8,000,000     East Chicago Elementary School Building Corporation,
                         7.000%, 1/15/16                                                 1/03 at 102              A      8,841,040
     13,630,000     Fort Wayne Hospital Authority (Parkview Memorial
                         Hospital), 6.400%, 11/15/22                                    11/02 at 102             A1     13,844,264
     10,675,000     Highland School Building Corporation, 6.750%, 1/15/20
                         (Pre-refunded to 1/15/02)                                       1/02 at 102            AAA     12,105,343
      5,905,000     Muncie School Building Corporation, 6.625%, 7/15/14
                         (Pre-refunded to 7/15/01)                                       7/01 at 102              A      6,630,902
                    KANSAS - 0.7%
      3,000,000     Johnson County, Single Family Mortgage,
                         7.100%, 5/01/12                                                 5/04 at 103              A      3,280,140
      2,600,000     Sedgwick and Shawnee Counties, Single Family Mortgage,
                         Alternative Minimum Tax, 7.900%, 5/01/24                       No Opt. Call            Aaa      2,979,834
                    LOUISIANA - 5.3%
                    Louisiana Public Facilities Authority (Pendleton Memorial
                         Methodist Hospital):
      5,500,000          6.750%, 6/01/10                                                 6/02 at 102           Baa1      5,627,710
      9,130,000          6.750%, 6/01/22                                                 6/02 at 102           Baa1      9,118,131
     12,000,000     Louisiana Public Facilities Authority (General Health),
                         6.000%, 11/01/22                                               11/02 at 102            Aaa     12,053,760
     12,750,000     East Baton Rouge Mortgage Finance Authority, Single
                         Family Mortgage (GNMA/FNMA), Alternative
                         Minimum Tax, 6.350%, 10/01/28                                  10/05 at 102            Aaa     12,662,025
      3,000,000     Mississippi River Bridge Authority, 6.750%, 11/01/12                11/02 at 102              A      3,268,380
      5,000,000     New Orleans Home Mortgage Authority, Single Family
                         Mortgage (GNMA/FNMA), Alternative Minimum
                         Tax, 6.300%, 6/01/28                                            6/05 at 102            Aaa      4,985,900
                    MAINE - 0.9%
      7,925,000     Maine State Housing Authority, Alternative Minimum
                         Tax, 6.400%, 11/15/24                                           8/02 at 102            AA-      7,971,837
                    MARYLAND - 0.5%
      4,000,000     Maryland Community Development Administration,
                         Multi-Family Housing, 6.625%, 5/15/23                           5/03 at 102             Aa      4,147,120
                    MASSACHUSETTS - 2.0%
                    Massachusetts Water Resources Authority:
      6,900,000          5.250%, 12/01/20                                               12/04 at 102            Aaa      6,518,637
      8,000,000          5.000%, 3/01/22                                                 3/03 at 100              A      7,096,480
      5,000,000     Boston City Hospital, 5.750%, 2/15/23                                8/00 at 102             Aa      4,806,750
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    MICHIGAN - 2.7%
                    Michigan Housing Development Authority, Rental
                         Housing:
   $  9,200,000          6.600%, 4/01/12                                                10/02 at 102             A+   $  9,524,944
      6,750,000          6.650%, 4/01/23                                                10/02 at 102             A+      6,931,980
      8,000,000     Michigan Hospital Finance Authority (Oakwood
                         Hospital), 5.625%, 11/01/18                                    11/03 at 102            Aaa      7,838,320
                    MINNESOTA - 1.5%
      3,560,000     Minneapolis/St. Paul Housing and Redevelopment
                         Authority (Group Health Plan Project),
                         6.900%, 10/15/22                                               12/02 at 102              A      3,791,863
      4,000,000     Washington County Housing and Redevelopment
                         Authority, 7.200%, 1/01/22                                      1/03 at 102            BBB      4,196,240
      5,170,000     Washington County Housing and Redevelopment
                         Authority (South Washington County Schools Project),
                         7.400%, 12/01/14                                               12/02 at 100           Baa1      5,482,992
                    MISSISSIPPI - 1.3%
                    Mississippi Hospital Equipment and Facilities Authority
                         (Wesley Health Systems):
      4,000,000          6.050%, 4/01/12                                                10/02 at 102            AAA      4,056,120
      8,000,000          6.100%, 4/01/22                                                10/02 at 102            AAA      8,067,840
                    MISSOURI - 1.9%
      5,500,000     St. Louis County Industrial Development Authority
                         (Kiel Center Multipurpose Arena), Alternative
                         Minimum Tax, 7.625%, 12/01/09                                  12/02 at 102            N/R      5,776,705
     11,000,000     St. Louis Municipal Finance Corporation (Cervantes
                         Center and NFL Stadium), 6.000%, 7/15/13                        7/03 at 102            Aa3     11,075,240
                    NEVADA - 1.1%
     10,000,000     Clark County (Las Vegas-McCarran International Airport),
                         Passenger Facility, 6.000%, 7/01/22                             7/02 at 102            Aaa     10,069,500
                    NEW JERSEY - 0.8%
      7,425,000     New Jersey Housing and Mortgage Finance Agency,
                         6.700%, 11/01/28                                               11/02 at 102             A+      7,709,229
                    NEW YORK - 6.8%
     16,200,000     New York State Energy Research and Development
                         Authority, Electric Facilities (Consolidated Edison
                         Company of new York), Alternative Minimum Tax,
                         6.375%, 12/01/27                                               12/01 at 101            Aaa     16,735,410
                    New York City General Obligation:
     10,750,000          6.600%, 2/01/03                                                No Opt. Call           Baa1     11,388,765
      7,695,000          6.600%, 8/01/03                                                No Opt. Call           Baa1      8,177,552
     10,000,000          6.375%, 8/01/08                                             8/02 at 101 1/2           Baa1     10,213,700
     15,000,000          6.500%, 8/01/11                                             8/02 at 101 1/2           Baa1     15,426,000
                    NORTH CAROLINA - 1.1%
                    Pitt County (Pitt County Memorial Hospital):
      5,000,000          5.500%, 12/01/15                                               12/05 at 102             Aa      4,916,250
      5,000,000          5.250%, 12/01/21                                               12/05 at 102             Aa      4,702,600
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    NORTH DAKOTA - 0.5%
   $  4,280,000     Mercer County Pollution Control (Basin Electric Power
                         Co-op), 7.000%, 1/01/19                                         1/99 at 103             A2   $  4,561,624
                    OKLAHOMA - 0.8%
      1,590,000     Tulsa County Industrial Authority, Recreational Facilities,
                         6.600%, 9/01/08                                                 9/02 at 102             A-      1,689,215
      4,990,000     Tulsa County Public Facilities Authority, Recreational
                         Facilities, 6.600%, 11/01/08                                   11/02 at 102             A-      5,300,976
                    OREGON - 2.4%
                    Oregon General Obligation:
     13,350,000          6.375%, 8/01/24                                                 8/02 at 102             Aa     14,099,069
      7,500,000          6.000%, 4/01/27                                                10/05 at 102             Aa      7,585,500
                    PENNSYLVANIA - 0.6%
      5,950,000     Beaver County Industrial Development Authority,
                         5.450%, 9/15/33                                                 9/03 at 102            Aaa      5,644,765
                    SOUTH CAROLINA - 0.8%
      4,900,000     South Carolina Public Service Authority, 5.500%, 7/01/21             1/03 at 102            Aaa      4,745,846
      2,135,000     Lexington County School District No. 4, Certificates of
                         Participation, 7.000%, 7/01/12                                  7/04 at 102            Baa      2,283,810
                    SOUTH DAKOTA - 1.3%
     10,370,000     South Dakota Building Authority, 6.700%, 9/01/17                     9/02 at 102            Aaa     11,810,186
                    TEXAS - 3.2%
     10,925,000     Texas Veterans Housing, General Obligation, Alternative
                         Minimum Tax, 6.800%, 12/01/23                                  12/03 at 102             Aa     11,269,793
      6,000,000     texas Veterans Land Board, General Obligation,
                         6.500%, 12/01/21                                               12/01 at 102             Aa      6,332,880
      2,415,000     Baytown Housing Finance Corporation, Single Family
                         Mortgage, 8.500%, 9/01/11                                       9/02 at 103             A1      2,678,838
      3,500,000     Harris County Toll Road, Unlimited Tax and Subordinate
                         Lien, 6.500%, 8/15/15                                           8/02 at 102            AA+      3,742,235
      1,595,000     Hidalgo County Housing Finance Corporation, Single
                         Family Mortgage (GNMA/FNMA), Alternative
                         Minimum Tax, 7.000%, 10/01/27                                   4/04 at 102            Aaa      1,625,560
      3,485,000     Port Arthur Housing Finance Corporation, Single Family
                         Mortgage, 8.700%, 3/01/12                                       9/02 at 103              A      3,842,910
                    UTAH - 1.5%
      4,055,000     Utah Housing Finance Agency, 6.450%, 7/01/14                         7/04 at 102             Aa      4,232,567
      6,000,000     Salt Lake City Redevelopment Agency (Central Business
                         District), 5.800%, 3/01/15                                      3/02 at 102              A      5,880,000
      3,000,000     Weber County Municipal Building Authority,
                         7.500%, 12/15/19                                               12/04 at 102             AA      3,428,370
                    VERMONT - 0.9%
      8,000,000     Vermont Housing Finance Agency, 6.400%, 11/01/25                     5/02 at 102             A1      8,103,600
                    WASHINGTON - 2.0%
     15,000,000     Washington General Obligation, 5.800%, 7/01/20                       7/05 at 100             Aa     15,121,200
      3,000,000     Washington Public Power Supply System, Nuclear
                         Project No. 3, 6.000%, 7/01/18                                  7/99 at 100            Aaa      3,001,170
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    WEST VIRGINIA - 0.8%
   $  7,000,000     Harrison County Commission, Solid Waste (Potomac
                         Edison Company), Alternative Minimum Tax,
                         6.250%, 5/01/23                                                 5/03 at 102            Aaa   $  7,209,580
                    WISCONSIN - 2.2%
     18,500,000     Wisconsin Housing and Economic Development
                         Authority, Alternative Minimum Tax, 7.100%, 9/01/15             1/05 at 102             Aa     19,656,434
                    PUERTO RICO - 1.1%
     10,875,000     Puerto Rico Electric Power Authority, 5.500%, 7/01/25                7/05 at 100             A-     10,436,954
   $885,545,000     Total Investments - (cost $844,448,482) - 97.9%                                                    887,783,582
   ============
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 0.6%
   $  5,500,000     Chicago O'Hare International Airport (American
   ============
                         Airlines), Variable Rate Demand Bonds,
                         4.000%, 12/01/17t                                                                      P-1      5,500,000
                    Other Assets Less Liabilities - 1.5%                                                                13,263,429
                    Net Assets - 100%                                                                                 $906,547,011
                                                                                                                      ============
                                                                                      NUMBER                 MARKET         MARKET
                                 STANDARD & POOR'S                       MOODY'S   OF ISSUES                  VALUE        PERCENT
  SUMMARY OF                                   AAA                           Aaa          32           $276,440,390            31%
  RATINGS**                           AA+, AA, AA-             Aa1, Aa, Aa2, Aa3          21            157,633,234            18
  PORTFOLIO OF                                  A+                            A1          10             77,970,268             9
  INVESTMENTS                                A, A-                     A, A2, A3          26            174,293,757            20
  (EXCLUDING                       BBB+, BBB, BBB-         Baa1, Baa, Baa2, Baa3          24            182,493,978            20
  TEMPORARY                              Non-rated                     Non-rated           2             18,951,955             2
  INVESTMENTS):
  TOTAL                                                                                  115           $887,783,582           100%

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
N/R - Investment is not rated.
t The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    ALABAMA - 3.0%
   $  7,500,000     Alabama General Obligation, 5.900%, 3/01/99                         No Opt. Call             Aa   $  7,874,400
      8,000,000     Alabama Higher Education Loan Corporation,
                         Student Loan, Alternative Minimum Tax,
                         5.850%, 9/01/04                                                No Opt. Call            Aaa      8,264,880
     11,000,000     DCH Health Care Authority, 5.750%, 6/01/23                          12/02 at 102             A1     10,439,440
                    ARIZONA - 0.8%
      6,700,000     Maricopa County School District No. 28, General
                         Obligation, 5.200%, 7/01/13 (Pre-refunded to 7/01/03)           7/03 at 100            Aaa      6,956,811
                    ARKANSAS - 0.4%
        985,000     Arkansas Development Finance Authority, Single
                         Family Mortgage, 8.000%, 8/15/11                                8/01 at 103             AA      1,078,102
        697,508     Jacksonville Resident Housing Facilities Board,
                         Single Family Mortgage, 7.900%, 1/01/11                         7/03 at 103            Aaa        776,327
      1,115,970     Lonoke County Residential Housing Facilities Board,
                         7.900%, 4/01/11                                                4/05 at 103             Aaa      1,227,980
                    CALIFORNIA - 5.1%
      3,105,000     California Educational Facilities Authority (Loyola
                         Marymount University), 5.750%, 10/01/24                         4/04 at 102             A1      2,972,199
      5,000,000     California Health Facilities Financing Authority
                         (Kaiser Permanente Medical Care Program),
                         6.500%, 12/01/20                                               12/00 at 102            Aa2      5,152,400
      3,965,000     California Housing Finance Agency, Home Mortgage,
                         5.650%, 8/01/14                                                 2/04 at 102             Aa      3,775,394
      5,000,000     Culver City Redevelopment Finance Authority, Tax
                         Allocation, 4.600%, 11/01/20                                  11/03 at 102             Aaa      4,216,150
      4,780,000     Foothill/Eastern Transportation Corridor Agency,
                         0.000%, 1/01/14                                                No Opt. Call           BBB-      1,401,209
        500,000     Los Angeles Community Redevelopment Agency,
                         Multi-Family Housing, Alternative Minimum Tax,
                         5.750%, 12/01/13                                                6/03 at 102              A        467,470
      3,900,000     Los Angeles Community Redevelopment Agency,
                         Alternative Minimum Tax, 5.900%, 12/01/26                      12/95 at 100              A      3,491,787
      3,135,000     Los Angeles Department of Water and Power,
                         9.000%, 5/15/00                                               No Opt. Call              Aa      3,716,731
      4,500,000     Los Angeles County Transportation Commission,
                         6.750%, 7/01/19 (Pre-refunded to 7/01/02)                       7/02 at 102            Aaa      5,155,380
      3,000,000     Mountain View Shoreline Regional Park Community,
                         Tax Allocation, 5.750%, 8/01/18                                 8/02 at 102              A      2,810,220
      2,500,000     Northern California Transmission Agency,
                         6.500%, 5/01/16                                                 5/02 at 102            Aaa      2,667,075
      4,000,000     Riverside County, Single Family Mortgage (GNMA),
                         Alternative Minimum Tax, 7.800%, 5/01/21                       No Opt. Call            Aaa      4,909,960
      3,545,000     San Leandro Redevelopment Agency, Tax Allocation,
                         6.125%, 6/01/23                                                 6/03 at 102             A-      3,521,426
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    COLORADO - 3.3%
                    City and County of Denver Airport System,
                         Alternative Minimum Tax:
   $  6,000,000          7.500%, 11/15/02                                               11/01 at 102            Baa   $  6,668,400
      3,040,000          7.750%, 11/15/13                                               No Opt. Call            Baa      3,574,766
      4,145,000          7.750%, 11/15/21                                               11/01 at 102            Baa      4,566,920
      5,240,000          6.750%, 11/15/22                                               11/02 at 102            Baa      5,294,444
      1,200,000          8.750%, 11/15/23                                               11/01 at 102            Baa      1,406,892
      4,100,000          8.500%, 11/15/23                                               11/00 at 102            Baa      4,672,852
      1,305,000          8.000%, 11/15/25                                               11/00 at 102            Baa      1,455,388
      1,000,000          7.000%, 11/15/25                                               11/01 at 100            Baa      1,016,890
                    CONNECTICUT - 1.7%
      2,400,000     Connecticut Development Authority, Water Facilities,
                         6.650%, 12/15/20                                               12/03 at 102            Aaa      2,602,128
      6,500,000     Connecticut Health and Educational Facilities Authority
                         (Yale-New Haven Hospital), 7.100%, 7/01/25                      7/00 at 102            Aaa      7,174,570
      4,590,000     Connecticut Housing Finance Authority,
                         7.550%, 11/15/08                                               11/00 at 102             Aa      4,889,130
                    DISTRICT OF COLUMBIA - 4.4%
                    District of Columbia, General Obligation:
      3,890,000          5.500%, 6/01/06                                                No Opt. Call            Aaa      3,942,787
      9,500,000          6.000%, 6/01/07                                                No Opt. Call            Aaa      9,943,935
      5,000,000          6.000%, 6/01/09                                                 6/03 at 102            Aaa      5,113,000
      6,000,000          5.500%, 6/01/10                                                No Opt. Call            Aaa      5,781,840
                    District of Columbia (Medlantic Health Care Group):
      3,240,000          6.750%, 8/15/07                                                 8/02 at 102           Baa1      3,284,518
      4,000,000          5.750%, 8/15/14                                                 8/03 at 102            Aaa      3,983,680
      2,000,000     District of Columbia (American College of Obstetricians
                         and Gynecologists), 6.500%, 8/15/18                             8/01 at 102            Aaa      2,087,160
      4,500,000     District of Columbia (The Howard University),
                         6.750%, 10/01/12                                               10/02 at 102            AA-      4,645,260
                    FLORIDA - 0.7%
      2,500,000     Florida Division of Bond Finance (Hillsborough
                         County Expressway), 5.500%, 10/01/08                            4/96 at 102             Aa      2,541,200
      3,530,000     Lee County Capital Refunding, 7.300%, 10/01/07                      10/99 at 102            Aaa      3,943,822
                    GEORGIA - 2.6%
      5,000,000     Georgia General Obligation, 6.700%, 8/01/09                         No Opt. Call            Aaa      5,764,450
                    Georgia Municipal Electric Authority:
      2,480,000          8.250%, 1/01/11                                                No Opt. Call            AA-      3,126,313
      5,500,000          5.700%, 1/01/19                                                No Opt. Call            Aaa      5,538,335
      4,185,000          7.250%, 1/01/24                                                No Opt. Call            Aaa      5,119,511
      3,000,000     Burke County Development Authority, Pollution Control
                         (Oglethorpe Power Corporation), 7.500%, 1/01/03                No Opt. Call            Aaa      3,379,080
                    HAWAII - 0.2%
      1,500,000     Hawaii Department of Transportation, Airports System,
                         Alternative Minimum Tax, 7.300%, 7/01/20                        7/00 at 102            Aaa      1,660,080
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    ILLINOIS - 16.8%
   $  6,500,000     Illinois Development Finance Authority, Pollution
                         Control (Commonwealth Edison Company),
                         5.300%, 1/15/04                                                No Opt. Call           Baa2   $  6,490,900
      4,325,000     Illinois Development Finance Authority (Child Care
                         Facility), 7.400%, 9/01/04                                      9/02 at 102            N/R      4,500,465
      2,240,000     Illinois Educational Facilities Authority (Chicago
                         College of Osteopathic Medicine), 8.750%, 7/01/05              No Opt. Call            Aaa      2,643,222
                    Illinois Educational Facilities Authority (Loyola University):
      6,190,000          7.125%, 7/01/21 (Pre-refunded to 7/01/01)                       7/01 at 102             A+      7,083,774
     10,360,000          7.125%, 7/01/21                                                 7/01 at 102             A1     11,223,817
                    Illinois Health Facilities Authority (Lutheran
                         General Health):
      5,705,000          7.000%, 4/01/08                                                No Opt. Call             A+      6,272,705
      4,075,000          7.000%, 4/01/14                                                No Opt. Call             A+      4,608,703
      2,500,000     Illinois Health Facilities Authority (Delnor-Community
                         Hospital), 5.500%, 5/15/13                                      5/03 at 102            Aaa      2,423,400
      3,500,000     Illinois Health Facilities Authority (Illinois Masonic
                         Medical Center), 5.500%, 10/01/19                              10/03 at 102              A      3,148,215
      2,000,000     Illinois Health Facilities Authority, 7.000%, 7/01/12                7/02 at 102           Baa1      2,037,400
      5,000,000     Illinois Health Facilities Authority (Riverside Senior
                         Living Center Project), 7.500%, 11/01/20                       11/00 at 102           Baa1      5,195,200
     12,490,000     Illinois Health Facilities Authority (Hinsdale Hospital),
                         9.000%, 11/15/15                                               11/00 at 102           Baa1     14,383,859
      8,190,000     Illinois Housing Development Authority, Multi-Family
                         Housing, 6.650%, 9/01/14                                        9/04 at 102             A1      8,398,763
      3,410,000     Illinois Housing Development Authority (Skyline Towers),
                         6.875%, 11/01/17                                               11/02 at 102              A      3,540,774
      4,155,000     Illinois Housing Development Authority, Elderly Housing
                          (Morningside North), 6.600%, 1/01/07                           1/03 at 102              A      4,403,843
      8,000,000     Illinois Sales Tax, 5.500%, 6/15/20                                  6/02 at 101            AAA      7,631,520
      9,700,000     Chicago Tax Increment (Stockyards Industrial
                         Redevelopment), 9.250%, 1/01/12                                No Opt. Call            N/R     10,566,792
      7,850,000     Cook County High School District No. 205 (Thornton
                         Township), General Obligation, 6.750%, 12/01/01                No Opt. Call            Aaa      8,720,958
      2,025,000     Long Creek Township Waterworks, 7.250%, 5/01/23                      5/03 at 100            N/R      1,939,282
      3,050,000     Regional Transportation Authority, General Obligation,
                         7.200%, 11/01/20                                               No Opt. Call            Aaa      3,662,654
      3,400,000     Vermilion County, Community Consolidated School
                         District No. 118 (Danville), 5.500%, 12/01/11                  12/07 at 100            Aaa      3,369,400
     14,375,000     Wheeling Multi-Family Housing (Arlington Club),
                         6.400%, 2/01/40                                                 2/03 at 100            AAA     14,472,463
                    Wood River Township Hospital, General Obligation:
      5,000,000          6.625%, 2/01/14                                                 2/04 at 102            BBB      5,149,250
      4,905,000          6.500%, 2/01/14                                                 2/04 at 102            BBB      5,005,454
                    INDIANA - 3.4%
      2,250,000     Indiana Bond Bank, 6.750%, 8/01/12                                   2/03 at 102              A      2,380,455
      3,200,000     Indiana Health Facilities Financing Authority
                         (Methodist Hospitals), 6.750%, 9/15/09                          9/02 at 102              A      3,380,992
      2,100,000     Indianapolis Economic Development (The Meadows -
                         Section 8 Project), 6.000%, 7/01/23                             7/03 at 103              A      1,933,050
      2,000,000     Kokomo Hospital Authority (Saint Joseph Hospital and
                         Health Center), 6.250%, 8/15/05                                No Opt. Call            Baa      2,072,340
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    INDIANA (CONTINUED)
   $  3,615,000     Mooresville School Building Corporation, 6.200%, 7/15/15             1/04 at 101              A   $  3,697,241
      5,900,000     Muncie School Building Corporation, 6.625%, 7/15/14
                         (Pre-refunded to 7/15/01)                                       7/01 at 102              A      6,625,287
      9,500,000     Petersburg Pollution Control (Indianapolis Power and
                         Light Company), 6.100%, 1/01/16                                 1/03 at 102            Aa2      9,645,540
                    IOWA - 1.0%
      3,810,000     Iowa Finance Authority (Trinity Hospital),
                         7.000%, 7/01/12                                                 7/00 at 100           BBB+      3,901,326
      4,000,000     Iowa Student Loan Liquidity Corporation, Alternative
                         Minimum Tax, 5.950%, 12/01/10                                  12/02 at 102            Aaa      4,062,840
      1,000,000     Davenport Home Ownership, 7.900%, 3/01/10                            9/04 at 102              A      1,102,140
                    KANSAS - 0.6%
      2,225,000     Johnson County Single Family Mortgage, 7.100%, 5/01/12               5/04 at 103              A      2,432,771
      2,425,000     Labette County Single Family Mortgage, 8.400%, 12/01/11              6/03 at 103             A1      2,644,632
                    KENTUCKY - 0.1%
      1,000,000     Dayton Elderly Housing Corporation, 6.000%, 9/01/24                  9/03 at 102            AAA        979,760
                    LOUISIANA - 1.4%
      2,180,000     Louisiana Health Education Authority, Tulane University
                         Medical Center, 7.875%, 7/01/09                                No Opt. Call            Aaa      2,459,062
      3,500,000     Clover Dale Housing Corporation, 6.550%, 2/01/22                     4/01 at 100             AA      3,554,740
      6,000,000     New Orleans General Obligation, 6.500%, 10/01/02                    No Opt. Call            Aaa      6,662,940
                    MAINE - 1.0%
      8,000,000     Maine Educational Loan Marketing Corporation,
                         Alternative Minimum Tax, 6.250%, 11/01/06                      No Opt. Call              A      8,442,960
                    MARYLAND - 1.8%
      5,000,000     Maryland General Obligation, 4.600%, 7/15/06                         7/03 at 101            Aaa      4,871,000
      2,710,000     Maryland Health and Higher Educational Facilities
                         Authority (Francis Scott Key Medical Center),
                         5.625%, 7/01/25                                                 7/03 at 102             Aa      2,558,972
      2,000,000     Maryland Health and Higher Educational Facilities
                         Authority (Doctor's Community Hospital),
                         5.750%, 7/01/13                                                 7/03 at 102            Baa      1,820,120
      4,885,000     Maryland Transportation Authority (Baltimore/Washington
                         International Airport), Alternative Minimum Tax,
                         6.400%, 7/01/19                                                 7/04 at 102            Aaa      5,147,031
      1,000,000     Prince George's County (Dimensions Health Corporation),
                         5.375%, 7/01/14                                                 7/04 at 102              A        909,410
                    MASSACHUSETTS - 1.1%
      4,195,000     Massachusetts Health and Educational Facilities Authority
                         (Youville Hospital), 6.000%, 2/15/34                            2/04 at 102             Aa      4,108,331
      2,000,000     Massachusetts Housing Finance Agency, Housing Project,
                         6.300%, 10/01/13                                                4/03 at 102             A1      2,018,220
      3,300,000     Massachusetts Industrial Finance Agency, Resource
                         Recovery (SEMASS Project), Alternative Minimum
                         Tax, 9.250%, 7/01/15                                            7/01 at 103           N/R       3,635,346
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    MICHIGAN - 4.1%
   $  2,000,000     Michigan State Hospital Finance Authority (Henry Ford
                         Health System), 5.750%, 9/01/17                                 9/02 at 102             Aa   $  1,958,440
      2,000,000     Michigan State Hospital Finance Authority (The Detroit
                         Medical Center), 5.000%, 8/15/03                               No Opt. Call              A      1,998,580
      3,750,000     Michigan Strategic Fund (Consumers Power),
                         5.800%, 6/15/10                                                 6/03 at 102            Aaa      3,848,400
     14,000,000     Michigan Strategic Fund (WMX Technologies),
                         Alternative Minimum Tax, 6.000%, 12/01/13                      12/03 at 102             A1     14,062,160
      5,000,000     Detroit Convention Facility (Cobo Hall), 5.250%, 9/30/12             9/03 at 102              A      4,545,300
      6,000,000     Monroe County Pollution Control (Detroit Edison),
                         Alternative Minimum Tax, 6.550%, 9/01/24                        9/03 at 103            Aaa      6,321,540
      2,750,000     Royal Oak Hospital Finance Authority (William
                         Beaumont Hospital), 6.750%, 1/01/20                             1/01 at 102            Aaa      2,931,885
                    MINNESOTA - 0.8%
      4,000,000     Minneapolis Community Development Agency,
                         7.375%, 12/01/12                                               12/02 at 102           BBB+      4,450,600
      2,720,000     Minnetonka Multi-Family Housing (Brier Creek Project),
                         6.450%, 6/20/24                                                 6/04 at 102            AAA      2,804,755
                    MISSISSIPPI - 1.3%
      1,960,000     Mississippi Educational Facilities Authority
                         (Tougaloo College), 6.500%, 6/01/18                             6/03 at 102            Baa      1,968,859
      2,000,000     Mississippi Higher Education Assistance Corporation
                         Student Loan, Alternative Minimum Tax,
                         5.800%, 9/01/06                                                 9/02 at 102            Aaa      2,056,160
      3,000,000     Mississippi Home Corporation, Single Family Mortgage
                         (GNMA), Alternative Minimum Tax, 6.550%, 4/01/21               4/05 at 102             Aaa      3,065,100
      2,295,000     Mississippi Housing Finance Corporation, Single Family
                          Mortgage (GNMA), Alternative Minimum Tax,
                         8.250%, 10/15/18                                               10/99 at 102            Aaa      2,457,853
      1,695,000     Mississippi Regional Housing Authority No. 5
                         (FHA Insured ), 7.050%, 7/01/21                                 7/00 at 105            AAA      1,803,463
                    NEBRASKA - 3.7%
     14,000,000     Nebraska Higher Education Loan Program, Alternative
                         Minimum Tax, 6.250%, 6/01/18                                   No Opt. Call             Aa     14,109,060
      1,535,000     Nebraska Investment Finance Authority, Single Family
                         Mortgage, Alternative Minimum Tax, 8.125%, 8/15/38              8/98 at 102            Aaa      1,629,203
      9,000,000     Nebraska Public Power District, 5.000%, 1/01/17                     7/03 at 102             Aaa      8,403,300
                    Omaha Airport Authority:
      1,665,000          8.375%, 1/01/14 (Pre-refunded to 1/01/02)                       1/02 at 102              A      2,020,228
      5,075,000          8.375%, 1/01/14                                                 1/02 at 102              A      6,014,383
                    NEVADA - 0.8%
      1,740,000     Nevada Housing Division, Single Family Program,
                         6.200%, 10/01/15                                                4/04 at 102             Aa      1,757,156
      4,500,000     Clark County School District, General Obligation,
                         7.000%, 6/01/10                                               No Opt. Call             Aaa      5,217,570
                    NEW HAMPSHIRE - 0.5%
      4,340,000     New Hampshire Housing Finance Authority, Alternative
                         Minimum Tax, 7.950%, 7/01/22                                    7/00 at 102             Aa      4,651,829
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    NEW MEXICO - 0.5%
   $  1,000,000     New Mexico Educational Assistance Foundation, Student
                         Loan, Alternative Minimum Tax, 6.850%, 12/01/05                12/02 at 101              A   $  1,047,610
      3,195,000     New Mexico Mortgage Finance Authority, Single Family,
                         6.900%, 7/01/24                                                 7/02 at 102             Aa      3,345,037
                    NEW YORK - 6.6%
     10,500,000     New York State Medical Care Facilities Finance Agency,
                         Hospital and Nursing Home (FHA-Insured),
                         6.200%, 8/15/22                                                 8/02 at 102            AAA     10,850,595
      8,240,000     New York State Medical Care Facilities Finance Agency,
                         Hospital and Nursing Home (FHA-Insured)
                         (St. Vincent's Medical Center), 6.200%, 2/15/21                 2/04 at 102            AAA      8,550,071
     13,500,000     New York State Thruway Authority, 6.000%, 1/01/15                    1/05 at 102            Aaa     13,824,270
      3,000,000     New York State Urban Development Corporation,
                         Correctional Facilities, 5.250%, 1/01/14                       No Opt. Call            Aaa      2,862,930
                    New York City General Obligation:
      4,400,000          9.500%, 8/01/02                                             8/01 at 101 1/2           Baa1      5,368,616
      8,000,000          6.750%, 8/15/03                                                No Opt. Call           Baa1      8,578,640
      1,000,000          7.000%, 8/01/04                                                No Opt. Call           Baa1      1,085,600
      2,500,000          8.000%, 8/01/05                                                No Opt. Call            Aaa      3,087,100
      4,000,000     New York Housing Development Corporation, Multi-
                         Family Housing, 5.700%, 11/01/13                                5/03 at 102             Aa      3,907,680
                    NORTH DAKOTA - 1.4%
                    Mercer County Pollution Control (Basin Electric Power
                         Cooperative):
      1,080,000          7.700%, 1/01/19 (Pre-refunded to 1/01/96)                       1/96 at 103             A2      1,119,074
      8,410,000          7.000%, 1/01/19                                                 1/99 at 103             A2      8,963,378
      1,705,000     Minot Single Family Mortgage, 7.700%, 8/01/10                        8/03 at 102             Aa      1,857,478
                    OHIO - 4.4%
      3,960,000     Ohio Housing Finance Agency (GNMA), 6.300%, 9/01/17                  3/05 at 102            AAA      4,099,115
     16,070,000     Ohio Housing Finance Agency, Single Family Mortgage
                         (GNMA), Alternative Minimum Tax, 7.650%, 3/01/29                9/99 at 102            AAA     16,818,541
      4,500,000     Akron Bath Copley Joint Township Hospital District
                         (Summa Health System), 6.250%, 11/15/07                        11/02 at 102              A      4,744,260
      2,000,000     Franklin County Multi-Family Housing (Hamilton
                         Creek Apartments), Alternative Minimum Tax,
                         5.550%, 7/01/24                                                 1/05 at 103             Aa      1,809,280
      6,600,000     Cincinnati Student Loan Funding Corporation,
                         Alternative Minimum Tax, 5.500%, 12/01/01                      No Opt. Call             A1      6,739,722
      4,370,000     Toledo General Obligation Limited Tax,
                         5.750%, 12/01/09                                               12/04 at 102            Aaa      4,520,066
                    OKLAHOMA - 0.2%
      2,000,000     Tulsa Municipal Airport Trust (AMR Corporation),
                         9.500%, 6/01/20 (Pre-refunded to 12/01/95)                     12/95 at 102           Baa2      2,051,000
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    PENNSYLVANIA - 1.6%
   $  5,000,000     Harrisburg Authority Water System, 7.000%, 7/15/10
                         (Pre-refunded to 7/15/01)                                       7/01 at 100            Aaa   $  5,641,150
                    Philadelphia Water and Wastewater:
      5,400,000          5.300%, 8/01/06                                                No Opt. Call            Aaa      5,539,806
      3,000,000          5.500%, 6/15/14                                                 6/03 at 102            Aaa      2,893,170
                    RHODE ISLAND - 1.2%
      5,500,000     Rhode Island Health and Educational Building
                         Corporation (Johnson & Wales University),
                         8.375%, 4/01/20 (Pre-refunded to 4/01/00)                       4/00 at 102            AAA      6,464,480
      3,950,000     Rhode Island Health and Educational Building Corporation
                         (Providence College), 5.600%, 11/01/22                         11/03 at 102            Aaa      3,808,985
                    SOUTH CAROLINA - 0.7%
      5,615,000     South Carolina Public Service Authority, 7.300%, 7/01/21             7/96 at 102             A1      5,811,469
                    SOUTH DAKOTA - 0.3%
      2,075,000     South Dakota Student Loan Assistance Corporation,
                         Alternative Minimum Tax, 7.625%, 8/01/06                        8/99 at 102              A      2,223,674
                    TENNESSEE - 0.3%
      2,400,000     Tennessee Housing Development Agency, Alternative
                         Minimum Tax, 6.900%, 7/01/25                                    7/04 at 102             A1      2,497,104
                    TEXAS - 6.7%
      4,891,379     Texas General Services Commission, 7.500%, 9/01/22               3/96 at 102 1/2             A       5,106,649
      8,500,000     Texas Turnpike Authority, 7.250%, 1/01/10 (Pre-refunded
                          to 1/01/99)                                                    1/99 at 102            Aaa      9,431,005
      1,000,000     Alliance Airport Authority (AMR Corporation),
                         Alternative Minimum Tax, 7.500%, 12/01/29                      12/00 at 102           Baa2      1,061,090
      6,000,000     Dallas-Fort Worth International Airport (AMR
                         Corporation, Inc.), Alternative Minimum Tax,
                         7.500%, 11/01/25                                               11/00 at 102           Baa2      6,343,500
      2,850,000     Dallas Waterworks and Sewer System, 5.000%, 4/01/09                  4/03 at 100             Aa      2,738,109
                    Houston Airport System, Subordinate Lien, Alternative
                         Minimum Tax:
      2,500,000          6.750%, 7/01/08                                                 7/01 at 102            Aaa      2,701,525
      2,500,000          6.750%, 7/01/21                                                 7/01 at 102            Aaa      2,672,375
                    Houston Housing Finance Corporation, Single Family
                         Mortgage:
      3,645,000          5.950%, 12/01/10                                                6/03 at 102            Aaa      3,708,678
      2,668,608          8.450%, 12/01/11                                               11/05 at 103            Aaa      2,971,655
      2,215,000     North Texas Higher Educational Authority, Student Loan,
                         Alternative Minimum Tax, 6.300%, 4/01/09                        4/03 at 102              A      2,291,927
     11,000,000     San Antonio Electric and Gas System, 5.000%, 2/01/17                 2/02 at 101            Aa1     10,076,330
      6,500,000     Travis County Health Facilities Development Corporation
                         (Daughters of Charity Health System), 6.000%, 11/15/22         11/03 at 102             Aa      6,248,125
      2,500,000     University of Texas, 7.000%, 8/15/07                                 8/01 at 102            Aa1      2,813,550
                    VIRGINIA - 0.7%
      2,000,000     Hampton Roads Sanitation District, 4.500%, 10/01/02                 No Opt. Call             Aa      1,994,640
      1,000,000     Loudoun County Industrial Development Authority
                         (Loudoun Hospital), 6.000%, 6/01/05                            No Opt. Call            Aaa      1,071,420
      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    VIRGINIA (CONTINUED)
   $  2,645,000     Suffolk Redevelopment Authority Multi-Family Housing
                         (Chase Heritage Project), 7.000%, 7/01/24 (Mandatory
                         put 7/01/04)                                                    7/02 at 104            N/R   $  2,849,194
                    WASHINGTON - 11.1%
      9,800,000     Washington General Obligation, 4.500%, 10/01/18                     10/03 at 100             Aa      8,121,946
      5,750,000     Washington Health Care Facilities Authority (Franciscan
                         Health System/St. Joseph Hospital and Health Care
                         of Tacoma), 5.625%, 1/01/13                                     1/03 at 102            Aaa      5,653,285
                    Washington Public Power Supply System, Nuclear
                         Project No. 1:
      4,500,000          5.750%, 7/01/13                                                 7/03 at 102             Aa      4,394,790
      4,845,000          7.500%, 7/01/15 (Pre-refunded to 7/01/99)                       7/99 at 102            Aaa      5,462,350
     23,000,000          5.375%, 7/01/15                                                 7/03 at 102             Aa     21,363,780
                    Washington Public Power Supply System, Nuclear
                         Project No. 2:
      6,475,000          7.250%, 7/01/06                                                No Opt. Call             Aa      7,379,558
      3,580,000          7.625%, 7/01/10 (Pre-refunded to 1/01/01)                       1/01 at 102            AAA      4,159,853
      7,250,000          6.250%, 7/01/12                                                 7/02 at 102             Aa      7,387,533
                    Washington Public Power Supply System, Nuclear
                         Project No. 3:
     10,000,000          7.000%, 7/01/09                                                No Opt. Call             Aa     11,060,800
      2,380,000          5.500%, 7/01/17                                                 1/00 at 100             Aa      2,210,711
      3,850,000     Port of Seattle General Obligation, Alternative
                         Minimum Tax, 5.750%, 5/01/14                                    5/04 at 102            Aa1      3,774,887
      5,000,000     Snohomish County Public Utility District No. 1,
                         5.500%, 1/01/14                                                 1/03 at 100            Aaa      4,851,600
      4,705,000     Tacoma Department of Public Utilities, Sewer System,
                         8.000%, 12/01/08                                               No Opt. Call            Aaa      5,910,467
      5,680,000     Vancouver Housing Authority (Fishers Mill Project),
                         6.000%, 3/01/23                                                 3/03 at 100             Aa      5,552,653
                    WEST VIRGINIA - 0.5%
      4,255,000     West Virginia Housing Development, Alternative
                         Minimum Tax, 7.950%, 5/01/17                                   11/00 at 102            Aa1      4,555,913
                    WISCONSIN - 0.3%
      1,400,000     Wisconsin Health and Educational Facilities Authority
                         (Wheaton Franciscan Services), 5.750%, 8/15/22                  8/03 at 102            Aaa      1,374,533
        970,000     Wisconsin Housing and Economic Development Authority,
                         Alternative Minimum Tax, 7.000%, 5/01/10                        5/02 at 102             A1      1,038,520
                    PUERTO RICO - 0.8%
      3,000,000     Puerto Rico Commonwealth, General Obligation,
                         5.750%, 7/01/24                                             7/05 at 101 1/2            Aaa      3,008,579
      4,000,000     Puerto Rico Highway and Transportation Authority,
                         5.500%, 7/01/19                                             7/03 at 101 1/2              A      3,823,919
   $825,863,465     Total Investments - (cost $829,955,455) - 97.9%                                                    855,323,185
    ===========

      PRINCIPAL                                                                            OPT. CALL                        MARKET
         AMOUNT     DESCRIPTION                                                          PROVISIONS*      RATINGS**          VALUE
                    TEMPORARY INVESTMENTS IN SHORT-TERM
                    MUNICIPAL SECURITIES - 0.3%
   $  2,900,000     Massachusetts Dedicated Income Tax, Variable Rate
   ============
                         Demand Bonds, 3.700%, 12/01/97t                                                     VMIG-1   $  2,900,000
                    Other Assets Less Liabilities - 1.8%                                                                16,113,697
                    Net Assets - 100%                                                                                 $874,336,882
                                                                                                                      ============
                                                                                      NUMBER                 MARKET         MARKET
                                 STANDARD & POOR'S                       MOODY'S   OF ISSUES                  VALUE        PERCENT
  SUMMARY OF                                   AAA                           Aaa          72           $349,792,024            41%
  RATINGS**                           AA+, AA, AA-             Aa1, Aa, Aa2, Aa3          36            189,735,798            22
  PORTFOLIO OF                                  A+                            A1          14             85,811,228            10
  INVESTMENTS                                A, A-                     A, A2, A3          28             96,187,023            11
  (EXCLUDING                       BBB+, BBB, BBB-         Baa1, Baa, Baa2, Baa3          27            110,306,033            13
  TEMPORARY                              Non-rated                     Non-rated           5             23,491,079             3
  INVESTMENTS):
  TOTAL                                                                                  182           $855,323,185           100%

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
N/R - Investment is not rated.
t The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
                                                                          NPI            NPM            NPT
ASSETS
Investments in municipal securities, at market value (note 1)       $1,263,977,160  $887,783,582   $855,323,185
Temporary investments in short-term municipal securities,
   at amortized cost (note 1)                                            3,500,000     5,500,000      2,900,000
Cash                                                                       255,449        13,700         91,286
Receivables:
   Interest                                                             28,714,954    17,134,827     17,273,899
   Investments sold                                                     35,780,885       220,846      2,356,811
Other assets                                                               487,637        22,111        134,301
                                                                    --------------   -----------    -----------
     Total assets                                                    1,332,716,085   910,675,066    878,079,482
                                                                    --------------   -----------    -----------
Liabilities
Payable for investments purchased                                       12,059,635       --             --
Accrued expenses:
   Management fees (note 6)                                                688,797       479,477        463,305
   Other                                                                   352,525       215,199        372,923
Preferred share dividends payable                                          520,598       317,448        131,396
Common share dividends payable                                           5,421,762     3,115,931      2,774,976
                                                                    --------------   -----------   ------------
     Total liabilities                                                  19,043,317     4,128,055      3,742,600
                                                                    --------------   -----------   ------------
Net assets (note 7)                                                 $1,313,672,768  $906,547,011   $874,336,882
                                                                    ==============  ============   ============
Preferred shares, at liquidation value                              $  350,000,000  $300,000,000   $308,400,000
                                                                    ==============  ============   ============
Preferred shares outstanding                                                14,000        12,000         12,336
                                                                    ==============  ============   ============
Common shares outstanding                                               63,785,431    40,731,119     40,808,465
                                                                    ==============  ============   ============
Net asset value per Common share outstanding (net assets less
   Preferred shares at liquidation value, divided by Common
   shares outstanding)                                              $        15.11  $      14.89   $      13.87
                                                                    ==============  ============   ============
See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
                                                                          NPI            NPM            NPT
Investment Income
Tax-exempt interest income (note 1)                                  $ 88,586,216   $ 55,384,214   $ 51,666,258
                                                                     ------------   ------------   ------------
Expenses:
   Management fees (note 6)                                             7,947,123      5,436,315      5,252,314
   Preferred shares--remarketing/auction fees                             816,660        625,000        700,838
   Preferred shares--dividend disbursing agent fees                        75,000         65,000        101,712
   Shareholders' servicing agent fees and expenses                        270,754         87,702        143,217
   Custodian's fees and expenses                                          136,916        107,874        106,983
   Directors' fees and expenses (note 6)                                   15,714          2,994          2,712
   Professional fees                                                       44,085         24,167         72,923
   Shareholders' report--printing and mailing expenses                    289,613        188,623        146,263
   Stock exchange listing fees                                             53,534         36,259         55,048
   Investor relations expense                                              50,160         51,201         45,017
   Other expenses                                                          92,840         70,179        128,612
                                                                     ------------   ------------   ------------
     Total expenses                                                     9,792,399      6,695,314      6,755,639
                                                                     ------------   ------------   ------------
       Net investment income                                           78,793,817     48,688,900     44,910,619
                                                                     ------------   ------------   ------------
Realized and Unrealized Gain (Loss)
from Investments
Net realized gain (loss) from investment transactions,
   net of taxes, if applicable (notes 1 and 3)                          4,129,049     (2,588,592)    (6,194,923)
Net change in unrealized appreciation or depreciation
   of investments                                                      59,644,723     79,286,649     80,130,266
                                                                     ------------   ------------   ------------
       Net gain from investments                                       63,773,772     76,698,057     73,935,343
                                                                     ------------   ------------   ------------
Net increase in net assets from operations                           $142,567,589   $125,386,957   $118,845,962
                                                                     ============   ============   ============
See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                             NPI                            NPM
                                                                 Year ended      Year ended      Year ended     Year ended
                                                                  10/31/95        10/31/94        10/31/95       10/31/94
Operations
Net investment income                                          $   78,793,817  $   77,349,172   $ 48,688,900   $  48,011,778
Net realized gain (loss) from investment transactions,
   net of taxes, if applicable                                      4,129,049        (976,603)    (2,588,592)     (2,198,448)
Net change in unrealized appreciation or depreciation
   of investments                                                  59,644,723    (114,951,624)    79,286,649    (101,035,737)
                                                               --------------  --------------   ------------   -------------
   Net increase (decrease) in net assets from operations          142,567,589     (38,579,055)   125,386,957     (55,222,407)
                                                               --------------  --------------   ------------   -------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
     Common shareholders                                          (67,357,422)    (71,046,899)   (37,391,184)    (38,299,487)
     Preferred shareholders                                       (13,745,101)     (9,558,578)   (12,048,841)     (9,744,389)
From accumulated net realized gains from investment
   transactions:
     Common shareholders                                             --            (3,806,398)       --           (1,307,469)
     Preferred shareholders                                          --              --              --            (407,759)
                                                               --------------  --------------   ------------   -------------
   Decrease in net assets from distributions to shareholders      (81,102,523)    (84,411,875)   (49,440,025)    (49,759,104)
                                                               --------------  --------------   ------------   -------------
Capital Share Transactions (note 2)
Net proceeds from shares issued in acquisition of NPN, NPU
   and NPB (note 1)                                                  --              --              --             --
Net proceeds from sale of Common shares                              --           149,874,661        --             --
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions from net investment income
   and from net realized gains from investment transactions          --            12,259,938        --             --
Cost of offering Preferred shares (note 1)                           --              --              --             --
                                                               --------------  --------------   ------------   -------------
Net increase in net assets derived from capital share
     transactions                                                    --           162,134,599        --             --
                                                               --------------  --------------   ------------   -------------
   Net increase (decrease) in net assets                           61,465,066      39,143,669     75,946,932    (104,981,511)
Net assets at beginning of year                                 1,252,207,702   1,213,064,033    830,600,079     935,581,590
                                                               --------------  --------------   ------------   -------------
Net assets at end of year                                      $1,313,672,768  $1,252,207,702   $906,547,011   $ 830,600,079
                                                               ==============  ==============   ============   =============
Balance of undistributed net investment income at end of year  $      847,999  $    3,156,705   $  2,163,480   $   2,914,605
                                                               ==============  ==============   ============   =============
See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                 NPT
                                                                      Year ended     Year ended
                                                                       10/31/95       10/31/94
Operations
Net investment income                                                $ 44,910,619   $ 24,071,031
Net realized gain (loss) from investment transactions,
   net of taxes, if applicable                                         (6,194,923)   (12,137,697)
Net change in unrealized appreciation or depreciation
   of investments                                                      80,130,266    (60,635,386)
                                                                     ------------   ------------
   Net increase (decrease) in net assets from operations              118,845,962    (48,702,052)
                                                                     ------------   ------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
     Common shareholders                                              (34,279,102)   (17,956,574)
     Preferred shareholders                                           (11,846,699)    (4,533,640)
From accumulated net realized gains from investment
   transactions:
     Common shareholders                                                  --            (593,119)
     Preferred shareholders                                               --            (118,525)
                                                                     ------------   ------------
   Decrease in net assets from distributions to shareholders          (46,125,801)   (23,201,858)
                                                                     ------------   ------------
Capital Share Transactions (note 2)
Net proceeds from shares issued in acquisition of NPN, NPU
   and NPB (note 1)                                                       --         442,239,803
Net proceeds from sale of Common shares                                   --             --
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions from net investment income
   and from net realized gains from investment transactions               --             --
Cost of offering Preferred shares (note 1)                                --            (155,897)
                                                                     ------------   ------------
Net increase in net assets derived from capital share
     transactions                                                         --         442,083,906
                                                                     ------------   ------------
   Net increase (decrease) in net assets                               72,720,161    370,179,996
Net assets at beginning of year                                       801,616,721    431,436,725
                                                                     ------------   ------------
Net assets at end of year                                            $874,336,882   $801,616,721
                                                                     ============   ============
Balance of undistributed net investment income at end of year        $  1,022,082   $  2,237,240
                                                                     ============   ============


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
At October 31, 1995, the National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM), and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).

The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

On September 8, 1994, NPT acquired all of the net assets of Nuveen Premium Income Municipal Fund 3, Inc. (NPN), Nuveen Premium Income Municipal Fund 5
(NPU) and Nuveen Premium Income Municipal Fund 6 (NPB) pursuant to a plan of reorganization approved by the shareholders of the four Funds on August 12, 1994. The acquisitions were accomplished by a tax-free exchange of 21,551,349 shares of NPT for 7,144,440 shares of NPN, 8,657,118 shares of NPU and 5,745,310 shares of NPB outstanding on September 8, 1994. NPN's, NPU's and NPB's net assets at that date of $156,784,457, $174,334,455 and $111,120,891, respectively, include unrealized appreciation (depreciation) of $2,639,443, $(7,565,487) and $(7,222,010), respectively, as well as $55,000,000,
$66,400,000 and $42,000,000 of Preferred shares at liquidation value, respectively, which was combined with that of NPT. The combined net assets of NPT immediately after the acquisition were $836,395,975.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At October 31, 1995, NPI had outstanding purchase commitments of $12,059,635. There were no such purchase commitments in either NPM or NPT.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of their net investment income, in addition to any significant amounts of net realized gains from investments, to shareholders. The Funds currently consider significant net realized gains as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the year ended October 31, 1995, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders
Net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized gains from securities transactions are distributed to shareholders not less frequently than annually only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net inv of such distributions are determined in accordance with federal income taxestment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may result and will be classified as either distributions in excess of net investment income or distributions in excess of net realized capital gains, if applicable.

Preferred Shares
The Board of Directors of NPI approved a 4 for 1 split of the Fund's Preferred shares effective as of the close of business on August 9, 1995, which lowered the stated value from $100,000 to $25,000 per share.

NPI has issued and outstanding 2,800 shares of each Series A, B, C, D and E
$25,000 stated value Preferred shares.The dividend rate on each Series may change every 28 days as set by the Auction Agent, except for series E which may change every seven days.

NPM and NPT  have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent, except for NPM Series F which has lengthened its current dividend period from seven days to three years. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:
                                                                          NPM            NPT
   Number of shares:
     Series M                                                            2,000          2,200
     Series T                                                            3,000          2,000
     Series T2                                                            --            1,328
     Series W                                                            2,000          1,680
     Series Th                                                           3,000          2,000
     Series F                                                            2,000          1,800
     Series F2                                                            --            1,328
                                                                        ------         ------

       Total                                                            12,000         12,336
                                                                        ======         ======

Preferred share auction fees paid in connection with lengthening the dividend period on NPM Series F has been capitalized and is being amortized over the three year period.

Derivative Financial Instruments
In October 1994, the Financial Accounting Standards Board (FASB) issued
Statement of Financial Accounting Standards No. 119 Disclosure about
Derivative Financial Instruments and Fair Value of Financial Instruments which prescribes disclosure requirements for transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the year ended
October 31, 1995, other than occasional purchases of high quality synthetic money market securities which were held temporarily pending the re-investment in long-term portfolio securities.

2. Fund Shares
Transactions in Common shares were as follows:
                                                                                 NPI                           NPM
                                                                      Year ended     Year ended     Year ended     Year ended
                                                                       10/31/95       10/31/94       10/31/95       10/31/94
Common shares:
   Shares issued in connection with rights offering*                      --         10,062,425         --             --
   Shares issued in the acquisition of NPN, NPU and NPB                   --             --             --             --
   Shares issued to shareholders due to reinvestment of
     distributions from net investment income and from
     net realized gains from investment transactions                      --            776,204         --             --
                                                                         -----       ----------        -----          -----
Net increase                                                              --         10,838,629         --             --
                                                                         =====       ==========        =====          =====
                                                                                 NPT
                                                                      Year ended     Year ended
                                                                       10/31/95       10/31/94
Common shares:
   Shares issued in connection with rights offering*                      --             --
   Shares issued in the acquisition of NPN, NPU and NPB                   --         21,551,349
   Shares issued to shareholders due to reinvestment of
     distributions from net investment income and from
     net realized gains from investment transactions                      --             --
                                                                         -----       ----------
Net increase                                                              --         21,551,349
                                                                         =====       ==========

* NPI issued to shareholders of record on December 20, 1993, one non-transferable right for each Common share held which entitled shareholders to subscribe for additional shares at the rate of one share for each three rights received. In January, 1994, based on subscriptions received, the Fund issued 10,062,425 additional Common shares and recorded proceeds of $149,874,661, net of $764,930 costs of the offering.

3. Securities Transactions
Purchase and sales (including maturities) of investments in municipal securities and temporary municipal investments during the year ended October
31, 1995, were as follows:
                                                                          NPI            NPM            NPT
PURCHASES
Investments in municipal securities                                  $148,991,968   $234,432,447   $262,217,727
Temporary municipal investments                                       121,450,000    171,800,000     68,320,000
SALES AND MATURITIES
Investments in municipal securities                                   168,311,128    248,771,541    264,452,434
Temporary municipal investments                                       124,150,000    171,300,000     65,970,000
                                                                     ============   ============   ============
At October 31, 1995, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1995, the Funds had unused capital loss carryovers available for federal income tax purposes to be applied against future security gains, if any. If not applied, the carryovers will expire as follows:
                                                                          NPM            NPT*
   Expiration year:
     2000                                                             $   --         $   12,020
     2001                                                                 --           7,278,447
     2002                                                              2,198,448      12,137,697
     2003                                                              2,588,592       5,211,676
                                                                      ----------     -----------
   Total                                                              $4,787,040     $24,639,840
                                                                      ==========     ===========

* Due to the acquisition of NPN, NPU and NPB by NPT (see note 1), NPN, NPU and NPB had net realized losses from investment transactions of $296,583, $4,175,127 and $2,818,757, respectively, which were carried forward by NPT, as permitted under applicable tax regulations.

4. DISTRIBUTIONS TO COMMON SHAREHOLDERS
On November 1, 1995, the Funds declared Common share dividend distributions from their ordinary income that were paid December 1, 1995, to shareholders of record on November 15, 1995, as follows:
                                                                          NPI            NPM            NPT
   Dividend per share                                                   $.0830         $.0765         $.0680
                                                                        ======         ======         ======

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1995, were as follows:
                                                                          NPI            NPM            NPT
Gross unrealized:
   Appreciation                                                       $63,311,784    $44,210,365    $28,457,198
   Depreciation                                                        (7,630,088)     (875,265)     (3,089,468)
                                                                      -----------    -----------    -----------
Net unrealized appreciation                                           $55,681,696    $43,335,100    $25,367,730
                                                                      ===========    ===========    ===========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp.
(the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each
Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:
Average daily net asset value                                  Management fee
For the first $125,000,000                                         .65 of 1%
For the next $125,000,000                                        .6375 of 1
For the next $250,000,000                                         .625 of 1
For the next $500,000,000                                        .6125 of 1
For the next $1,000,000,000                                          .6 of 1
For net assets over $2,000,000,000                                .5875 of 1

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At October 31, 1995, net assets consisted of:
                                                                          NPI            NPM            NPT
Preferred shares, $25,000 stated value per share,
   at liquidation value                                             $  350,000,000  $300,000,000   $308,400,000
Common shares, $.01 par value per share                                    637,854       407,311        408,085
Paid-in surplus                                                        903,352,773   565,428,160    563,778,825
Balance of undistributed net investment income                             847,999     2,163,480      1,022,082
Accumulated net realized gain (loss) from investment transactions        3,152,446    (4,787,040)   (24,639,840)
Net unrealized appreciation or depreciation of investments              55,681,696    43,335,100     25,367,730
                                                                    --------------   -----------   ------------
   Net assets                                                       $1,313,672,768  $906,547,011   $874,336,882
                                                                    ==============  ============   ============
Authorized shares:
   Common                                                              200,000,000   200,000,000    200,000,000
   Preferred                                                             1,000,000     1,000,000      1,000,000
                                                                    ==============  ============   ============

8. Investment Composition
Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At October 31, 1995, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:
                                                                          NPI            NPM            NPT
Revenue Bonds:
   Housing Facilities                                                     17%            17%            18%
   Health Care Facilities                                                  9             11             13
   Electric Utilities                                                     11              3             12
   Lease Rental Facilities                                                 2             11              2
   Pollution Control Facilities                                           10              9              8
   Transportation                                                          8              9              7
   Educational Facilities                                                  3              5              9
   Water / Sewer Facilities                                                2              3              3
   Other                                                                   6              8              6
General Obligation Bonds                                                   5             17             14
Escrowed Bonds                                                            27              7              8
                                                                         ----           ----           ----
                                                                         100%           100%           100%
                                                                         ====           ====           ====
Certain long-term and intermediate-term investments owned by the Funds are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (44% for NPI, 30% for NPM and 32% for NPT).
Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

9. Other Matters
In connection with the Rights Offering described in note 2, certain legal actions have been filed by NPI shareholders in federal district court in Chicago against (1) John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and the directors of the Fund, alleging that the defendants violated federal and state laws and the Fund's articles of incorporation in connection with the Rights Offering and (2) the Fund's former outside legal counsel and in-house counsel to John Nuveen & Co. Incorporated alleging, among other things, negligence and professional malpractice. Certain of the claims in these actions are asserted on behalf of the Fund shareholders and certain are asserted on behalf of the Fund. The defendants have denied the allegations and are defending the suits which seek unspecified damages. The Fund's Board of Directors created a committee, comprised of outside directors who are not defendants in the suits, to investigate the claims being pursued in the Fund's name and to explore all options. The committee has prepared a report of its investigation which will remain confidential until the court rules on certain motions. While there can be no assurance as to the outcome of these suits, based on their current status, fund management believes that they will not have a material adverse effect on the Fund.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS
FOLLOWS:
                                                            Operating performance                Dividends from net
                                                                                   investment income
                                                                Net
                                                       realized and
                             Net asset                   unrealized
                                 value         Net      gain (loss)
                             beginning  investment             from     To Common    To Preferred
                             of period      income   investmentsttt  shareholders   shareholderst
NPI
Year ended 10/31,
   1995                        $14.140      $1.235       $ 1.006         $(1.056)         $(.215)
   1994                         16.300       1.256        (2.016)**       (1.172)          (.156)
   1993                         15.790       1.431          .612          (1.364)          (.169)
5 mos. ended
   10/31/92                     15.760        .602          .023           (.516)          (.079)
Year ended 5/31,
   1992                         15.180       1.492          .492          (1.135)          (.269)
   1991                         14.600       1.504          .532          (1.080)          (.376)
   1990                         14.720       1.508         (.115)         (1.080)          (.433)
7/18/88 to
   5/31/89                      14.050       1.101          .741           (.747)          (.268)
NPM
Year ended 10/31,
   1995                         13.030       1.196         1.878           (.918)          (.296)
   1994                         15.600       1.179        (2.528)          (.940)          (.239)
   1993                         13.570       1.143         2.182           (.907)          (.250)
7/23/92 to
   10/31/92                     14.050        .162         (.545)          (.076)             --
NPT
Year ended 10/31,
   1995                         12.090       1.100         1.810           (.840)          (.290)
   1994                         14.870       1.069        (2.770)          (.835)          (.201)
2/19/93 to
   10/31/93                     14.050        .510          .972           (.416)          (.073)
                                  Distributions from capital gains
                                                      Organization                        Per
                                                      and offering                     Common
                                                         costs and                      share
                                                   Preferred share    Net asset        market
                        To Common    To Preferred     underwriting    value end    value end
                     shareholders   shareholderst        discounts    of period     of period
NPI
Year ended 10/31,
   1995                    $  --           $  --            $  --       $15.110       $14.375
   1994                    (.072)             --               --        14.140        13.250
   1993                       --              --               --        16.300        17.750
5 mos. ended
   10/31/92                   --              --               --        15.790        15.875
Year ended 5/31,
   1992                       --              --               --        15.760        16.250
   1991                       --              --               --        15.180        15.375
   1990                       --              --               --        14.600        15.000
7/18/88 to
   5/31/89                    --              --            (.157)       14.720        14.875
NPM
Year ended 10/31,
   1995                       --              --               --        14.890        13.125
   1994                    (.032)          (.010)              --        13.030        11.375
   1993                       --              --            (.138)       15.600        14.875
7/23/92 to
   10/31/92                   --              --            (.021)       13.570        13.375
NPT
Year ended 10/31,
   1995                       --              --               --        13.870        12.125
   1994                    (.031)          (.005)           (.007)       12.090        10.750
2/19/93 to
   10/31/93                   --              --            (.173)       14.870        14.250
                                                                              Ratios/Supplemental data
                                                                                      Ratio
                            Total                                                    of net
                       investment        Total                      Ratio of     investment
                           return       return       Net assets  expenses to         income  Portfolio
                        on market on net asset    end of period  average net    to average    turnover
                         value***     value***   (in thousands)     assetstt   net assetstt       rate
NPI
Year ended 10/31,
   1995                    16.88%       14.84%       $1,313,673         .76%          6.13%        12%
   1994                   (19.13)       (5.88)        1,252,208         .77           6.08         15
   1993                    20.96        12.33         1,213,064         .79           6.28         11
5 mos. ended
   10/31/92                  .73         3.46         1,173,329         .78*          6.33*         2
Year ended 5/31,
   1992                    13.32        11.72         1,167,042         .66           6.71          2
   1991                    10.14        11.88         1,127,103         .65           6.97          1
   1990                     8.39         6.74         1,090,365         .65           6.98          4
7/18/88 to
   5/31/89                  4.38        10.44         1,089,152         .62*          6.92*         7
NPM
Year ended 10/31,
   1995                    24.22        22.06           906,547         .77           5.60         27
   1994                   (17.76)      (10.64)          830,600         .76           5.41         26
   1993                    18.47        22.31           935,582         .73           5.19         20
7/23/92 to
   10/31/92               (10.38)       (2.89)          552,570         .73*          4.77*        12
NPT
Year ended 10/31,
   1995                    21.32        22.41           874,337         .80           5.35         32
   1994                   (19.12)      (13.29)          801,617         .88           5.15         47
2/19/93 to
   10/31/93                (2.13)        8.94           431,437         .82*          4.04*        10

* Annualized.
** Includes ($.187) effect of the Fund's Rights Offering of shares at a price below NAV and costs of the offering.
*** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
t The amounts shown are based on Common share equivalents.
tt Ratios do not reflect the effect of dividend payments to Preferred shareholders.
ttt Net of Taxes, if applicable.

REPORT OF INDEPENDENT AUDITORS
The Board of Directors and Shareholders
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. as of October 31, 1995, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 1995, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

Ernst & Young LLP

Chicago, Illinois
December 15, 1995

Build your wealth automatically
Photographic image of Customer Service Rep at Nuveen.
Managing your portfolio takes skill, experience, and informed judgment, but our efforts to help you build your wealth don't stop there. At Nuveen, we offer a number of convenient ways to build your tax-free portfolio and earn the tax-free income you need to achieve your financial goals.
Nuveen Exchange-traded fund Dividend Reinvestment Plan
Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly into your bank or brokerage account.
  By choosing to reinvest, you'll be able to set aside money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Income or capital gains taxes may be payable on dividends or distributions that are reinvested. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time. All reinvestments are invested in full and fractional shares and are kept in non-certificated form by the Plan Agent, Chase Manhattan Bank.
  To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
  The shares you acquire by reinvesting will either be purchased on the open market or be newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will be invested within 30 days of the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

  You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.
  You also can reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.
  The Fund reserves the right to amend or terminate the Plan at any time. Although, the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
  For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your investment adviser or call us toll-free at 1.800.257.8787.
Photographic image of Customer Service Rep at Nuveen.
"When it comes to financial planning, your investment adviser knows your situation best. And when we can give you the account information you need, our motto is simple: We're here to help."
Photographic image of Customer Service Rep at Nuveen.
"At Nuveen, we make reinvesting easy. A phone call is all it takes to set up your reinvestment account."

Useful information
Photographic image of Customer Service Rep at Nuveen.
"When questions come up about your investment, we're happy to provide the up-to-date information you and your adviser need."
Nuveen Shareholder Services:
1.800.257.8787
Call Monday through Friday, 9 a.m. to 6 p.m., EST for information on your Nuveen Fund's current account balance, yield, dividend, net asset value, closing price, and general information.

Dividend Reinvestment:
1.800.257.8787
Monday through Friday, 9 a.m. to 6 p.m., EST

Taking Stock Newsletter:
1.800.257.8787
Call Monday through Friday, 9 a.m. to 6 p.m., EST if you're not currently getting our quarterly shareholder newsletter and would like to do so. We will be happy to add your name to our mailing list.
Photographic image of woman seated and man standing behind her representing Nuveen investors.
Many conservative investors are comfortable with Nuveen's emphasis on long term value. That's why they depend on Nuveen for the tax-free income they need to reach their goals.

Your investment partner
Photographic image of John Nuveen, Sr., founder of Nuveen.
For nearly 100 years, Nuveen has earned its reputation as a tax-free income specialist by focusing on municipal bonds.

Since 1898, John Nuveen & Co. Incorporated has worked to bring together the various participants in the municipal bond industry and build strong partnerships that benefit all concerned. Investors, financial advisers, municipal officials, investment bankers--Nuveen believes that forging relationships with these groups based on trust and value is the key to successful investing.
  As the oldest and largest municipal bond specialist in the United States, Nuveen's investment bankers work with issuers to understand and meet their needs in structuring and selling their bond issues.
  Nuveen also works closely with financial advisers around the country, including brokerage firms, banks, insurance companies, and independent financial planners, to bring the benefits of tax-free investing to you. These advisers are experts at identifying your needs and recommending the best solutions for your situation. Together we make a powerful team, helping you create a successful investment plan that meets your needs today and in the future.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286
ETF5-DEC 95